Exhibit 10.4

Execution Copy
EQUIPMENT LEASE AGREEMENT
This Equipment Lease Agreement, dated as of September 11, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), is made between OCM MLYCo CTB Ltd., an exempted company formed under the laws of the Cayman Islands (“Lessor”), and Molycorp Minerals, LLC, a Delaware limited liability company (“Lessee”). Lessor and Lessee are referred to in this Agreement individually as a “Party” and, collectively, as the “Parties”.
WHEREAS, Lessee has agreed to sell to Lessor, and Lessor has agreed to purchase from Lessee certain assets of Lessee described in, and on the terms and subject to the conditions of, the Purchase and Sale Agreement dated as of the date hereof between Lessor and Lessee (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”);
WHEREAS, Molycorp, Inc. (“Parent”), which indirectly owns Lessee, is concurrently herewith entering into a Credit Agreement with the lenders specified therein (the “Parent Lenders”) and OCM MLYCo CTB Ltd., as Administrative Agent and as First Priority Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Parent Financing Agreement”), pursuant to which the lenders party thereto are extending term loans in the aggregate original principal amount of up to One Hundred Eighty-Five Million Dollars ($185,000,000) to Parent, the proceeds of which shall be used for capital expenditures, to pay interest expense and for general working capital purposes;
WHEREAS, Magnequench, Inc., a Delaware corporation and an affiliate of Lessee (“Magnequench”), is concurrently herewith entering into a Credit Agreement with the lenders specified therein (collectively, the “Magnequench Lenders”) and OCM MLYCo CTB Ltd., as Administrative Agent and as First Priority Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Magnequench Financing Agreement”), pursuant to which the Magnequench Lenders are extending credit in the aggregate original principal amount of up to Seventy-Five Million Dollars ($75,000,000) to Magnequench to satisfy intercompany obligations of Magnequench and certain of its affiliates or for Magnequench to make an intercompany loan;
WHEREAS, the entities listed in Exhibit G (collectively, the “Guarantors”) have executed and delivered to Lessor certain guaranties or pledges (collectively, the “Guarantees”) providing, as applicable, a guarantee, subject to certain limitations contained therein, of (or a pledge of certain collateral to secure) Lessee’s payment obligations to Lessor under this Agreement and have executed and delivered to Lessor all applicable collateral documents relating to the Guarantees;
WHEREAS, Lessee (a) is providing a guaranty for the benefit of the Parent Lenders guaranteeing the obligations of Parent under the Parent Financing Agreement, (b) is providing a guaranty for the benefit of the Magnequench Lenders guaranteeing the obligations of Magnequench under the Magnequench Financing Agreement and (c) has provided a guaranty to Wells Fargo Bank, National Association, in its capacity as trustee (the “Trustee”), for the benefit of the Holders of the Notes (each as defined in the 10% Senior Notes 2020 Indenture (as defined below)) under that certain Indenture, dated as of May 25, 2012, by and among Parent, the Guarantors (as defined thereunder) party thereto and the Trustee (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the Parent Financing Agreement, the “10% Senior Notes 2020 Indenture”); and
WHEREAS, Lessee desires to lease from Lessor, and Lessor desires to lease to Lessee, all of the assets described in the Bill of Sale executed by Lessee and Lessor pursuant to the Purchase Agreement and as further described in this Agreement, when and as the conditions to such lease are satisfied as provided herein.
NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements hereinafter set forth and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:
1.LEASE. Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor all of the assets set forth in Exhibit A attached hereto (the “Equipment”). The Equipment is currently installed or located at the site of Lessee’s mining and mineral and chemical manufacturing facility (the “Mountain Pass Facility”) in or near Mountain Pass, California (the “Site”), except to the extent that such Equipment would be permitted to be at a location other than the Site pursuant to Section 8(c) hereof.
2.TERM AND RENT. Subject to the satisfaction of each of the conditions precedent set forth in the Purchase Agreement, the lease term (the “Lease Term”) for all Equipment shall be for a period of five (5) years commencing on the Acceptance Date as indicated in the Certificate of Acceptance attached hereto as Exhibit B (the “Lease Commencement Date”), and Lessee shall pay Lessor the Rent specified in Exhibit C throughout the Term for the use of the Equipment. For purposes of this Agreement, the term “Rent” shall mean and include all amounts payable by Lessee to Lessor under this Agreement, including all regularly scheduled rent payments, any and all payments of Stipulated Loss Value (as defined below), any and all payments in respect of fees, costs, expenses and indemnities payable to Lessor or its related indemnitees and any and all payments in respect of damages or other liabilities upon a default by Lessee under this Agreement. All Rent shall be paid by Lessee in lawful currency of the United States of America in immediately available funds to Lessor (or in the case of indemnities or other payments to be made to a person or entity other than Lessor, to such recipient as further described in Section 15 hereof) not later than 12:00 p.m. (New York City time) on the date due, to such account or other place as Lessor shall notify Lessee in writing from time to time.
3.LATE CHARGES. If any Rent (whether regularly scheduled rent or any other amount due and payable hereunder) is not paid within five (5) days after the due date thereof and written notice thereof has been received by Lessee, effective at such time, Lessor shall have the right to add and collect, and Lessee agrees to pay a late charge on, such unpaid Rent for each day that such unpaid Rent remains unpaid, at a default rate per annum equal to 14% until the amount of Rent due and owing is paid in full.
4.DISCLAIMER OF WARRANTIES. Without waiving any claim that Lessee may have against any manufacturer, vendor or contractor, LESSEE ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF LESSOR AND ITS SUCCESSORS THAT (a) THE EQUIPMENT AND EACH COMPONENT THEREOF IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE ACCEPTABLE TO LESSEE, (b) LESSEE IS SATISFIED THAT THE EQUIPMENT AND EACH COMPONENT THEREOF IS SUITABLE FOR THEIR RESPECTIVE PURPOSES, (c)  LESSOR IS NOT A MANUFACTURER, A SUPPLIER OR A DEALER IN THE PROPERTY OF SUCH KIND, (d) THE EQUIPMENT IS LEASED HEREUNDER TO THE EXTENT PROVIDED HEREBY FOR THE LEASE TERM SUBJECT TO ALL APPLICABLE LAWS NOW IN EFFECT OR HEREAFTER ADOPTED, INCLUDING (i) ZONING REGULATIONS, (ii) ENVIRONMENTAL LAWS OR (iii) BUILDING RESTRICTIONS, AND IN THE STATE AND CONDITION OF EVERY PART THEREOF WHEN THE SAME FIRST BECAME SUBJECT TO THIS AGREEMENT WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY LESSOR (EXCEPT THAT LESSOR REPRESENTS AND WARRANTS THAT ON THE LEASE COMMENCEMENT DATE, THE EQUIPMENT WILL BE FREE OF LESSOR’S LIENS) AND (e)  LESSOR LEASES TO LESSEE, AND LESSEE LEASES AND TAKES FROM LESSOR THE EQUIPMENT UNDER THIS AGREEMENT “AS-IS”, “WHERE-IS” AND “WITH ALL FAULTS”, AND LESSEE ACKNOWLEDGES THAT LESSOR DOES NOT MAKE AND SHALL NOT BE DEEMED TO HAVE MADE, AND EXPRESSLY DISCLAIMS, ANY AND ALL RIGHTS, CLAIMS, WARRANTIES OR REPRESENTATIONS, EITHER EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, DESIGN, OPERATION, MERCHANTABILITY THEREOF, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, THE ABSENCE OF ANY LATENT OR OTHER DEFECT, WHETHER OR NOT DISCOVERABLE, OR AS TO THE ABSENCE OF ANY OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, OR (EXCEPT AS SET FORTH IN THE PARENTHETICAL ABOVE) AS TO TITLE THERETO. LESSOR SHALL NOT IN ANY EVENT BE LIABLE TO LESSEE OR ANY OTHER PERSON FOR DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR ANY LOSS OF PROFIT OR REVENUES, IN EACH CASE AS MAY ARISE FROM LESSEE’S USE OF THE EQUIPMENT, ANY DEFECT OR MALFUNCTION OF THE EQUIPMENT, OR FOR DAMAGES BASED ON STRICT OR ABSOLUTE TORT LIABILITY. No defect or unfitness of the Equipment shall relieve Lessee of the obligation to pay Rent, or to perform any other obligation under this Agreement.
It is agreed that, as between Lessor and Lessee, all the risks referred to above are to be borne by Lessee. Lessor shall have no responsibility or liability whatsoever to Lessee or any other person or entity with respect to any of the following: (x) any liability, loss or damage caused directly or indirectly by the Equipment or any component thereof or by any inadequacy thereof or deficiency or defect therein or by any other circumstances in connection therewith (except to the extent (i) caused by the bad faith, gross negligence or willful misconduct of Lessor as determined pursuant to a final, non-appealable judgment or order of a court of competent jurisdiction or (ii) any damage to, or destruction of, the Equipment caused by or related to any action by Lessor or any person or entity acting on behalf of Lessor seeking to repossess the Equipment or any part thereof to the extent such damage or destruction results from Lessor’s or such other person’s or entity’s negligence as determined pursuant to a final, non-appealable judgment or order of a court of competent jurisdiction); (y) the use, operation or performance of the Equipment or any component thereof or any risks relating thereto (except to the extent caused by the bad faith, gross negligence or willful misconduct of Lessor, as determined pursuant to a final, non-appealable judgment or order of a court of competent jurisdiction); or (z) the delivery, operation, servicing, maintenance, repair, improvement, use, replacement, decommissioning or removal of the Equipment or any component thereof (except to the extent caused by the bad faith, gross negligence or willful misconduct of Lessor, as determined pursuant to a final, non-appealable judgment or order of a court of competent jurisdiction).
5.WARRANTIES AND CLAIMS IN RESPECT OF EQUIPMENT. To the extent that Lessee determines it to be commercially reasonable, Lessee shall enforce its rights and remedies under the Warranties in existence as of the Lease Commencement Date to the extent that such Warranties are applicable to the Equipment. Lessee hereby irrevocably appoints Lessor as Lessee’s agent and attorney-in-fact, which appointment is coupled with an interest, to assert and enforce, from time to time after the occurrence and during the continuance of a Lease Event of Default or after a repossession by Lessor of the Equipment as a result of a Lease Event of Default or return of the Equipment to Lessor upon the expiration of this Agreement without Lessee purchasing the Equipment pursuant to Section 14, any such Warranty in the name of and for the account of Lessor and Lessee, as their interests may appear, and Lessee shall reimburse Lessor for reasonable costs and expenses related thereto. Nothing in this Section 5 shall require the Lessee to take any actions that would violate, invalidate or otherwise cause the Lessee to be in breach of any Warranty or any Project Document. None of the provisions of this Section 5 shall be deemed to amend, modify or otherwise affect the representations, warranties or other obligations (express of implied) of a third party providing a warranty related to the Equipment or any component thereof.
6.USE, OPERATION; MAINTENANCE; REQUIRED REPLACEMENT.
(a) Lessee shall use the Equipment (i) in the manner for which it was designed and intended, solely for Lessee’s business purposes, (ii) in accordance with all manufacturer manuals and instructions and in compliance with all laws, rules, regulations, orders, ordinances, codes, directives, guidelines, policies, orders, injunctions, writs and judgments or decisions of any governmental authority or arbitral body applicable to Lessee or the Equipment (collectively, “Applicable Law”) and (iii) in compliance with all permits, licenses, franchises, approvals, notifications, certifications, registrations, authorizations or qualifications required by any governmental authority (collectively, “Governmental Approvals”), except, in the case of each of clause (i), clause (ii) and clause (iii) above, where such violations would, in the aggregate, not have a Material Adverse Effect (as defined in the Parent Financing Agreement) and would not adversely affect in any material respect the fair market value of the Equipment. Lessee, at Lessee’s own sole cost and expense, shall keep the Equipment in good repair, condition and working order, ordinary wear and tear excepted, and shall furnish or otherwise obtain all parts, mechanisms, devices and servicing required therefor in the ordinary course of business. With respect to any components or portions of the Equipment that wear out or become functionally obsolete during the term of this Agreement (“replaced equipment”), Lessee shall, at its own sole cost and expense, procure and cause to be delivered and installed replacement components or portions of the Equipment with equipment of equivalent or superior manufacture (“replacement equipment”), and such replacement equipment shall automatically become part of the “Equipment” owned by Lessor, and be subject to this Agreement. Upon installation of the replacement equipment, title to the replaced equipment (that was replaced by the replacement equipment) shall vest in Lessee, free and clear of all rights of Lessor and shall no longer be subject to this Agreement. Notwithstanding the foregoing, if Lessee has determined in its reasonable discretion that any components or portions of the Equipment, the value of which, in the aggregate over the Lease Term does not exceed 25% of the purchase price therefor paid pursuant to the Purchase Agreement, are obsolete (an “Obsolete Component”), Lessee shall have the option of removing such Obsolete Component without having to replace it, provided that no Obsolete Component shall be removed without being replaced if such removal would reasonably be expected to diminish or impair the then current fair market value of the Equipment in any material respect. Lessee shall also make, at Lessee’s own sole cost and expense, all modifications to the Equipment required to comply with Applicable Law or Governmental Approvals (“Required Modifications”). All Required Modifications shall automatically become part of the “Equipment” owned by Lessor, and be subject to this Agreement. Lessee may make such additional alterations, modifications or additions to the Equipment as Lessee may deem desirable in the conduct of its business (“Optional Modifications”); provided the same shall not diminish the fair market value of the Equipment in any material respect, or cause the loss of any warranty thereon or any certification necessary for the maintenance thereof, and shall be readily removable without causing damage to the Equipment (and if this Agreement is terminated without Lessee purchasing the Equipment pursuant to Section 14, Lessee shall, at Lessor’s request, remove any Optional Modifications at Lessee’s sole cost and expense). Title to such Optional Modifications shall remain in the name of Lessee, free and clear of all rights of Lessor and shall not be subject to this Agreement. Upon return to Lessor of the Equipment as to which such Optional Modifications have been made, Lessee, to the extent it has not removed such alterations, modifications or additions, if requested to do so by Lessor, Lessee shall remove the same and restore the Equipment and the portion of the Site on which the altered, modified or added Equipment is located to its original condition, ordinary wear and tear excepted, and, if not so removed, title thereto shall automatically vest in Lessor.
(b) In the event that any insurance proceeds are received by the Lessor with respect to damage to or loss of any Equipment (or any item thereof) that is to be repaired, replaced or restored pursuant to this Section 6, upon the reasonable request of the Lessee, Lessor shall, promptly after Lessee demonstrates to Lessor that Lessee has complied with the requirements of the first sentence of Section 11(c), remit such proceeds to the segregated bank account referred to in Section 11(c) so that Lessee can utilize such insurance proceeds to accomplish the foregoing. Lessee shall have the right to access the funds in such bank account for the purposes of paying the costs of such repair, replacement or restoration without any consent of Lessor, unless a Lease Event of Default or an event that, with lapse of time or the giving of notice would mature into a Lease Event of Default if uncured, has occurred and is continuing (in which case Lessor alone shall have the right to direct the application of such funds).

(c) To the extent that Lessee, through any Warranty or Project Document (in each case, including any subsequent amendments, revisions, restatements, supplements or other modifications thereto, provided, however, that if any such amendments, revisions, restatements, supplements or other modifications adversely affects the nature or extent of the warranty or the services provided in any material respect, Lessee shall be required to obtain the consent of Lessor therefor, which Lessor agrees not to withhold unreasonably), has retained the services of a third party to (i) keep the Equipment (or any part thereof) in good repair, condition and working order (ordinary wear and tear excepted); (ii) furnish or otherwise obtain parts, mechanisms, devices; (iii) provide for the servicing required therefor in the ordinary course of business or (iv) otherwise fulfill Lessee’s obligations in clause (a) above, and subject to Lessee exercising its rights and enforcing the obligations of any such third party with respect to the provision by such third party of the services described in clauses (i) through (iv) above, Lessee's compliance with the terms of such Warranty or Project Document shall be deemed to be in compliance with this Section 6. The provisions of this Section 6(c) do not reduce, limit or otherwise affect the requirements of Section 13 with respect to the condition of the Equipment upon its return to Lessor as contemplated in that Section 13.

(d) Lessee shall not interconnect the approximately 24 MW power plant synchronously with the electric transmission or distribution facilities of any other person, shall take no actions to sell electric energy, capacity or ancillary services to any other person and shall take no actions that could reasonably be expected to cause Lessee to become subject to regulation by the FERC or the CPUC as a “public utility” or an “electrical corporation.”
7.NET LEASE. This Agreement is a “net lease”, and except as expressly set forth in this Agreement, Lessee’s obligation to pay all Rent and any and all other amounts due and owing under this Agreement is absolute and unconditional and shall not be terminated, extinguished, diminished, setoff or otherwise impaired by any circumstance whatsoever, including by (a) any claim, setoff, counterclaim, defense or other right which Lessee may have against Lessor or any affiliate of Lessor; (b) any defect in the title, condition, design, operation, merchantability or fitness for use of the Equipment, or any eviction of the Equipment by paramount title or otherwise from the Site, or any unavailability of access to the Equipment at the Site; (c) any loss, theft or destruction of, or damage to, the Equipment or any portion thereof or interruption or cessation in the use or possession thereof or any part thereof for any reason whatsoever and of whatever duration except for such interruption or cessation resulting from Lessor’s Liens (as defined below); (d) the condemnation, requisitioning, expropriation, seizure or other taking of title to or use of the Equipment or the Site by any governmental entity or otherwise; (e) any ineligibility of the Equipment or any portion thereof for any particular use, whether or not due to any failure of Lessee to comply with any Applicable Law or Governmental Approval; (f) any event of “force majeure” or any frustration of purpose; (g) any insolvency, bankruptcy, reorganization or similar proceeding by or against Lessee; (h) termination or loss of the Site or any portion thereof, or of any other lease, sublease, right-of-way, easement or other interest in personal or real property upon or to which any portion of the Equipment is located, attached or appurtenant or in connection with which any portion of the Equipment is used or otherwise affects or may affect the Equipment or any right thereto; (i) any defect in the title to, or the existence of any Lien (as defined in the Purchase Agreement) with respect to, the Equipment (unless such defect or lien results from or is caused by any act or omission of Lessor, in which case Lessee may withhold Rent if and to the extent such defect or lien reasonably interferes with Lessee’s use of the Equipment); (j) allegation of invalidity or unenforceability or lack of due authorization or other infirmity of this Agreement, the Purchase Agreement or any other document executed in connection herewith or therewith (collectively, the “Sale Leaseback Documents”); or (k) any other cause, whether similar or dissimilar to the foregoing, it being the intention of the Parties hereto that all Rent and other amounts payable under this Agreement shall continue to be payable in the amounts, manner and at times provided for herein. If for any reason whatsoever this Agreement is terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, Lessee nonetheless agrees, to the maximum extent permitted by Applicable Law, to pay to Lessor an amount equal to each installment of Rent and all other amounts due and owing under this Agreement, at the time such payment would have become due and payable in accordance with the terms of this Agreement had this Agreement not been so terminated. To the maximum extent permitted by Applicable Law, Lessee hereby waives any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Agreement. Nothing contained in this Section 7 shall be construed to waive any claim which Lessee might have under this Agreement, the Purchase Agreement or any of the other Sale Leaseback Documents (as defined in the Purchase Agreement) for breach by Lessor of its representations, warranties or covenants set forth herein or therein or otherwise or to limit the right of Lessee to make any claim it might have against Lessor for breach by Lessor of its representations, warranties or covenants set forth herein or therein, or any against any other person or entity, or to pursue such claim in such manner as Lessee shall deem appropriate.
8.NO LIENS; REMOVAL; ABANDONMENT; QUIET ENJOYMENT.
(a) Lessee shall not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Equipment (or any component thereof), and shall keep the Equipment and each component thereof free and clear of all Liens, other than Permitted Liens (in each case used herein, as the terms “Lien” and “Permitted Liens” are defined in Section 5(e) of the Purchase Agreement). Lessee shall promptly notify Lessor of the incurrence, imposition or attachment of any such Lien (other than Permitted Liens) and shall promptly cause each such Lien to be fully discharged and released at Lessee’s own sole cost and expense. Without limiting or otherwise affecting the foregoing, Lessee shall cause the liens on the assets comprising item #20211 on Exhibit A hereto, in favor of Cashman Equipment Company, to be released of record, and the related financing statements terminated, not later than 30 days after the Lease Commencement Date; and if Lessee fails to do so for any reason, Lessee shall promptly pay to Lessor, upon Lessor’s demand, the portion of the Purchase Price (as defined in the Purchase Agreement) attributable to item #20211 paid by Lessor under the Purchase Agreement, together with interest thereon at a rate per annum equal to 12%, accruing from the Lease Commencement Date to and including the date of payment in full in cash. Upon Lessor’s receipt of such payment in full in cash, the lease of item #20211 hereunder shall terminate, and ownership thereof shall re-vest in Lessee. Under no circumstances shall Lessee be required to pay the Stipulated Loss Value related to item #20211 for a failure to release the liens related to item #20211 in favor of Cashman Equipment Company noted above.
(b) Except as expressly permitted in Section 8(c), Lessee shall not move the Equipment from the location specified in this Agreement without the prior written consent of Lessor (which shall not be unreasonably withheld, provided that the new location thereof (including rights of access thereto) is subject to this Agreement (including Section 28 hereof) or a similar access, license or other agreement reasonably acceptable to Lessor).
(c) Other than contemplated by any Warranty or any Project Document (in each case, including any subsequent amendments, revisions, restatements, supplements or other modifications thereto, provided, however, that if any such amendments, revisions, restatements, supplements or other modifications adversely affects the nature or extent of the warranty or the services provided in any material respect, Lessee shall be required to obtain the consent of Lessor therefor, which Lessor agrees not to withhold unreasonably), Lessee agrees that, without Lessor’s prior written consent (which Lessor shall not withhold unreasonably), Lessee shall not waive its right to use and possess the Equipment in favor of any party other than Lessor and further agrees not to abandon the Equipment to any party other than Lessor, provided, however, that Lessee may, without the prior consent of Lessor deliver temporary possession, use or operation of the Equipment or any part thereof to a maintenance provider or other organization for testing, repairs, maintenance or overhaul work or for alterations, modifications or additions to the extent reasonably required or otherwise permitted by the terms of this Agreement.
(d) So long as no Lease Event of Default has occurred and is continuing hereunder, Lessee’s quiet and peaceful possession, operation and use of the Equipment will not be disturbed by Lessor or anyone claiming by, through or on behalf of Lessor.
(e) Except as expressly set forth herein or in the other Sale Leaseback Documents, so long as no Lease Event of Default has occurred and is continuing hereunder, neither Lessor nor any party claiming through Lessor, shall (i) create any Lien on the Equipment (or any component thereof) or (ii) suffer to exist any Lien on the Equipment (or any component thereof) arising out of any action or claim against Lessor that is unrelated to the transactions contemplated hereby (including a claim in respect of taxes assessed or levied on or against Lessor that are not indemnifiable or reimbursable by Lessee under this Agreement) (collectively, “Lessor’s Liens”).
9.TITLE.
(a) Lessor and Lessee agree that the Equipment is and at all times shall remain the sole and exclusive personal property of Lessor (subject to Section 22), and Lessee covenants that it shall at all times treat the Equipment as such and that no part of the Equipment shall be considered or treated as a fixture. Except as expressly set forth herein, no right, title or interest in the Equipment shall pass to Lessee other than the right to maintain possession and use of the Equipment for the Lease Term, subject to Lessor’s remedies under Section 16 hereof and the other Sale Leaseback Documents. If requested by Lessor, Lessee shall affix to or place on the Equipment, at Lessor’s expense, reasonably sized plates or markings indicating Lessor’s ownership.
(b)    For U.S. federal and applicable state and local income tax purposes ("Income Tax Purposes"), the parties agree that this Agreement and the lease of the Equipment hereunder is not a "true lease," but instead the transactions arising under the Purchase Agreement and this Agreement are intended to collectively be treated as a financing by each of the Lessor and Lessee for such purposes, with Lessee continuing to be the owner of the Equipment for such purposes. Except as otherwise required by law, Lessor and Lessee agree that they shall (and shall cause their affiliates

to) (i) treat such transactions consistently with such intent for Income Tax Purposes, and (ii) take no position inconsistent with such treatment on any tax return or in any proceeding before any taxing authority. In particular and without limiting the generality of the foregoing, Lessor agrees that it will not claim any deduction, credit or exemption with respect to the Equipment for Income Tax Purposes, and that its owners and affiliates also will not claim any such deduction, credit or exemption for such purposes; provided however, that if any of Lessor, any of Lessor’s owners or any of Lessor’s affiliates claim any such deduction, credit or exemption, Lessor shall indemnify Lessee for any applicable sales tax related to the transactions contemplated by the Sale Leaseback Documents.
(c) Lessee hereby grants Lessor a security interest in the Equipment (including any replacements or substitutions thereof that constitute Equipment pursuant to the terms hereof, and any additions and attachments thereto to the extent they become Equipment) and any proceeds thereof (within the meaning of Section 9-102(a) of the Uniform Commercial Code); and Lessor is hereby authorized to file such precautionary financing statements (including fixture filings) in such jurisdictions as Lessor reasonably deems necessary.
10.TAXES.
(a) Lessee shall promptly reimburse Lessor for, or shall pay directly if so requested by Lessor, as additional Rent, all taxes, charges and fees (including any interest or penalties) that may now or hereafter be imposed or levied by any governmental body or agency upon or in connection with the purchase, ownership, lease, possession, use or location of the Equipment or otherwise in connection with the transactions contemplated by this Agreement, including, but not limited to withholding, sales, use, value added or other transfer taxes on (i) the initial sale of Equipment to Lessor, (ii) the Rents and (iii) any exercise of the Purchase Option, but in each case excluding any and all taxes, charges and fees (including any interest or penalties) (A) on or measured by, or imposed with respect to, net income, alternative minimum taxable income, items of tax preference, branch profits, franchise, capital, conduct of business, stock value or net worth or other status of Lessor (in each case other than taxes that are (or are in the nature of) sales, use, value added, transfer, excise and personal property taxes), in each case, (x) imposed as a result of Lessor being organized under the laws of, being engaged in a trade or business in (unless Lessor is engaged (or deemed engaged) in a trade or business as a result of Lessor having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any of the transactions pursuant to, or enforced any Sale Leaseback Document), or having its principal office in the jurisdiction imposing such Tax (or any political subdivision thereof) (y) imposed as a result of a present or former connection between Lessor and the jurisdiction imposing such Tax (other than connections arising from Lessor having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Sale Leaseback Document), (B) resulting from Lessor’s or any of Lessor’s affiliates and its and their respective officers, directors, shareholders, members, partners, employees, agents, representatives and successors and assignees or other representatives, bad faith, gross negligence or willful misconduct, as determined pursuant to a final, non-appealable judgment or order of a court of competent jurisdiction, or the breach by Lessor of any of its representations, warranties, covenants or obligations under any Sale Leaseback Document, (C) resulting from or arising out of any failure on the part of Lessor to file any tax returns or pay any taxes owing on a timely basis or any errors or omissions on Lessor’s tax returns unless Lessee is responsible under this Agreement for filing such returns or for providing information to Lessor required for accurately filing such returns, (D) attributable to a transfer or disposition (directly or indirectly) of any interest in the Equipment, this Agreement, any other Sale Leaseback Document or any part of the foregoing or any interest in Lessor (including a deemed transfer for tax purposes) other than (1) a transfer to Lessee pursuant to the exercise of the Purchase Option granted to Lessee under this Agreement, or (2) a transfer pursuant to Lessor’s exercise of remedies in Section 16 of this Agreement as a result of a Lease Event of Default, (E) resulting from the leasing, ownership, use or operation of any Equipment after the expiration or earlier termination of this Agreement with respect to such Equipment, (F) imposed on Lessor (including by way of withholding) pursuant to a law in effect on the date hereof as a result of the failure by Lessor (or any member of Lessor) to be a “United States person” (within the meaning of section 7701(a)(30) of the Code) , including any taxes owed as a result of Lessor's failure to provide Lessee with the applicable IRS form(s) and certificate in compliance with Section 22(d), (G) that are U.S. federal withholding taxes imposed under FATCA (as hereinafter defined), and (H) imposed on any transferee, assignee or successor in interest of Lessor (other than Lessee as transferee, assignee or successor in interest of Lessor) to the extent such taxes are in excess of the taxes that would have been imposed on the original Lessor had such transfer or assignment not occurred (such excluded taxes are referred to herein as "Excluded Taxes"). For the avoidance of doubt, if any applicable law requires the deduction or withholding of any Excluded Tax from any payment made hereunder, then Lessee shall be entitled to make such deduction or withholding, shall timely pay the full amount deducted or withheld to the relevant governmental authority, and shall not have any obligation to reimburse Lessor (or any transferee, assignee or successor in interest of Lessor) for any such Excluded Tax so deducted or withheld. Lessee shall file, in a timely manner and in the name of Lessor as owner, any personal property tax returns relating to the Equipment that are required to be filed covering periods during the Lease Term, pay the amounts shown on the returns and provide copies of such returns and proof of payment to Lessor. Failure of Lessee to pay promptly amounts due hereunder shall be treated the same as failure to pay any installment of Rent pursuant to Section 3. If Lessee is requested by Lessor to file any other returns or remit payments directly to any governmental body or agency, Lessee shall provide proof of said filing or payment to Lessor.
(b)    Lessee shall be entitled to contest the imposition of taxes, charges and fees (including penalties) subject to this Section 10 at Lessee’s sole cost and expense; provided that (i) Lessee has (A) confirmed in writing its liability for the amounts should it lose the contest and (B) either established adequate reserves in accordance with the generally accepted accounting principles (“GAAP”) or provided security acceptable to Lessor (in Lessor’s reasonable discretion but in any case not to exceed the amount of the anticipated tax liability plus expenses), (ii) the contest does not create a material risk of forfeiture of the Equipment, and (iii) Lessee keeps Lessor informed about the progress of the contest and provides Lessor copies of any material filings or correspondence with the tax authorities about the case. Lessor shall provide to Lessee such information as Lessee may reasonably request in order to contest and shall otherwise cooperate with Lessee to the extent necessary to permit Lessee to conduct such contest. Lessor agrees not to settle any claim that Lessee is contesting in accordance with this Section 10(b) without the prior written consent of Lessee, such consent not to be unreasonably withheld. If Lessor shall obtain a refund attributable to an amount paid by Lessee pursuant to this Section 10, Lessor shall promptly pay or credit to Lessee the amount of such refund net of all out-of-pocket expenses.
(c)     If a payment made to Lessor under this Agreement would be subject to U.S. federal withholding tax imposed by Sections 1471, 1472, 1473 or 1474 of the Internal Revenue Code, current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b) of the Internal Revenue Code (collectively, "FATCA") if such Lessor were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), the Lessor shall deliver to the Lessee at the time or times prescribed by law and at such time or times reasonably requested by Lessee such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by Lessee as may be necessary for Lessee to comply with its obligations under FATCA and to determine that the Lessor has complied with its obligations under FATCA or to determine the amount to deduct and withhold from such payment. Lessor agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Lessee in writing of its legal inability to do so.
11.LOSS OF OR DAMAGE TO EQUIPMENT.
(a) Lessee hereby assumes and shall bear the risk of loss or theft or destruction of or damage to the Equipment from any and every cause whatsoever, whether or not insured, other than destruction or damage resulting from the bad faith, gross negligence or willful misconduct of Lessor, as determined pursuant to a final, non-appealable judgment or order of a court of competent jurisdiction. Lessee shall provide to Lessor written notice of any occurrence or event resulting in an Event of Loss (as defined below) or any occurrence or event, whether or not constituting an Event of Loss, resulting in damage to or theft, loss or destruction of any Equipment (or any item or part thereof) which in the aggregate, in the reasonable estimate of Lessee, is in excess than $10,000,000. Such notice shall contain all material details with respect thereto. In the case of any Event of Loss, Lessee shall at Lessee’s option (a) use commercially reasonable efforts to repair or rebuild, or otherwise to place the item or items of Equipment affected by the Event of Loss in good repair, condition and working order, (b) use commercially reasonable efforts to substitute such Equipment (or any item thereof) with equipment of equivalent or superior manufacture, in good repair, condition and working order and transfer such title to such replacement property, free and clear of any and all Liens other than Lessor’s Liens, to Lessor, whereupon such property shall be subject to this Agreement and be deemed Equipment for purposes hereof (and, at the request of Lessee, title to the replaced property shall concurrently vest in Lessee, free and clear of all rights of Lessor and shall no longer be subject to this Agreement) or (c) pay Lessor an amount equal to the sum of (i) all Rent accrued but unpaid to the date of such payment, plus (ii) the “Stipulated Loss Value” of the affected Equipment as set forth in Exhibit D attached hereto (the “Stipulated Loss Value”), whereupon the lease of the Equipment hereunder shall terminate, subject to Section 19, solely with respect to the Equipment (or any item thereof) for which such payment is received by Lessor, and Lessor shall transfer title to such Equipment (which shall be whatever title Lessor had received from Lessee pursuant to the Bill of Sale (as defined in the Purchase Agreement)) to Lessee without recourse or warranty other than the absence of any Lessor’s Liens. In the event that within 365 days of an Event of Loss, Lessee has not elected option (a) or option (b) above, Lessee will be deemed to have elected option (c), and within 60 days of such date, Lessee shall pay such amounts called for thereby. In the event that any insurance proceeds are received by the Lessor with respect to damage to or loss of any Equipment (or any item thereof) that is to be repaired, replaced or restored pursuant to this Section 11, upon the reasonable request of the Lessee, Lessor shall, promptly after Lessee demonstrates to Lessor that Lessee has complied with the requirements of the first sentence of Section 11(c), remit such proceeds to the segregated bank account referred to in Section 11(c) so that Lessee can, upon providing to Lessor its notice as to the selection of option (a), (b) or (c) above, utilize such insurance proceeds for the purpose of repairing or replacing the affected items of the Equipment or paying the Stipulated Loss Value with respect thereto, as applicable. Upon providing such notice, Lessee shall have the right to access the funds in such bank account for the purposes of paying the costs of such repair, replacement or restoration without any consent of Lessor, unless a Lease Event of Default or an event that, with lapse of time or the giving of notice would mature into a Lease Event of Default if uncured, has occurred and is continuing (in which case Lessor alone shall have the right to direct the application of such funds). For the purposes of this Section 11, any insurance proceeds received with respect to the Equipment (or any item thereof) shall be applied, (x) in the event option (c) is elected, to payment of the then unpaid obligations of Lessee to Lessor hereunder, including the Stipulated Loss Value, to the extent not already paid by Lessee to Lessor, or, if already paid by Lessee to Lessor, to reimburse Lessee for such payment, or (y) in the event option (a) or (b) is elected, towards the payment of unpaid obligations of Lessee and/or to reimburse Lessee (or Lessee’s affiliates or such other persons as indicated by Lessee, to the extent such affiliates or other persons have paid for the repair, restoration or replacement of the affected Equipment) related to the costs of repairing, restoring or replacing the affected Equipment (or any item thereof). If Lessee elects to repair, rebuild or replace the affected Equipment, Lessee shall use commercially reasonable efforts to effect such repair, rebuilding or replacement. At the request of Lessor, Lessee shall promptly provide Lessor with evidence, which may include invoices for work or equipment, copies of contracts or purchase orders and engineering reports, and other such information reasonably requested by Lessor, of the progress or completion of such repair, restoration or replacement. To the extent that Lessor receives proceeds of insurance with respect to any damages, stolen or destroyed Equipment, and such proceeds are not applied pursuant to the foregoing, Lessor shall reasonably promptly remit such excess proceeds to Lessee.
(b) For purposes of this Section 11, “Event of Loss” shall mean any of the following events with respect to any item of Equipment:
(i) the actual or constructive total loss of such items of Equipment or the use thereof due to the destruction thereof or damage thereto which, in Lessee’s reasonable opinion, would make repair thereof uneconomical or would render such item of Equipment unfit for normal use for any reason whatsoever for a period exceeding thirty (30) days or, if earlier, extending beyond the Lease Term or which results in an insurance settlement on the basis of a total loss, or an agreed constructive or a compromise total loss;

(ii) the theft or disappearance of such item of Equipment which shall have resulted in the loss of possession thereof by Lessee for a period in excess of the lesser of thirty (30) days and the balance of the Lease Term;
(iii) the confiscation, condemnation, requisition, seizure, forfeiture, purchase or other taking for use of such item of Equipment by any governmental or purported Governmental Authority resulting in the loss of possession of such item of Equipment by Lessee and such loss of possession shall have continued beyond the earlier of thirty (30) days and the end of the Lease Term; or
(iv) the prohibition of operation of such item of Equipment by any competent governmental authority for a period of thirty (30) days.
(c) At any time after the date hereof, but in any case reasonably promptly after the occurrence of any Event of Loss or other damage, loss or destruction of any portion of the Equipment that is reasonably anticipated to result in insurance claims (or similar claims pursuant to a warranty or a claim for damages in contract or tort) in the aggregate amount equal to or exceeding $10,000,000, Lessee shall (i) cause to be established with a bank reasonably acceptable to Lessor a segregated collateral account for the purpose of holding the proceeds of any such claims, (ii) grant to Lessor a security interest in such bank account and in all cash and other property that is or may in the future be on deposit in or credited to such bank account (and any proceeds), (iii) obtain from such bank a control agreement in a form reasonably acceptable to Lessor permitting the security interest referred to in clause (ii) to be perfected by control within the meaning of Section 8-106 or Section 9-104 of the UCC, as applicable, and (iv) cause to be delivered to Lessor an opinion of counsel to Lessee as to the creation and perfection of such security interest. Lessor shall cause all proceeds of such insurance or other claims to be remitted directly to such bank account and Lessee shall not commingle such proceeds with any other funds of Lessee or its affiliates. Upon providing to Lessor notice of Lessee’s intention as to whether to repair or replace the affected Equipment or pay the Stipulated Loss Value with respect thereto, as contemplated by Section 11(a), Lessee shall have the right to access the funds in such bank account for the purposes of paying the costs of repair, replacement or restoration of the affected Equipment (or to reimburse itself or its affiliates for paying the cost of such repair or restoration (or paying Stipulated Loss Value, to the extent applicable) out of Lessee’s or such affiliates’ own funds) without any consent of Lessor, unless either a Lease Event of Default or an event that, with lapse of time or the giving of notice would mature into a Lease Event of Default if uncured, has occurred and is continuing (in which case Lessor alone shall have the right to direct the application of such funds).
12.INSURANCE.
(a)    During the term of this Agreement, Lessee agrees to obtain and maintain, at no cost to Lessor, the insurance coverages required pursuant to Section 5.5 of the Parent Financing Agreement as in effect on the date hereof (and without giving effect to any amendment or other modification or waiver thereof that would affect such requirements, and without giving effect to any earlier termination thereof), and otherwise to observe the insurance requirements set forth therein, provided, however, that:

(i) the property insurance with respect to the Equipment shall be for an amount equal to the greater of (x) the replacement value of the applicable Equipment and (y) the Stipulated Loss Value of the Equipment (provided, however, that earthquake coverage may be subject to further limitations acceptable to Lessor, as available in the marketplace or required by law).
(ii) all insurance claims for theft, loss or damage (which under no circumstances shall be deemed to include any business interruption insurance) in excess of $10,000,000 shall be payable to Lessor as the sole loss payee, and shall include a lessor’s loss payee endorsement (or other acceptable endorsement) in favor of Lessor as sole loss payee, provided that Lessor agrees that such proceeds may be remitted directly to the bank account referred to in Section 11(c) and shall be applied as provided in Section 11(c) for the purposes of repair, replacement or restoration of Equipment as contemplated by Section 6 and Section 11, or to reimburse Lessee or its affiliates for paying the cost of such repair or restoration (or paying Stipulated Loss Value, to the extent applicable) out of Lessee’s or such affiliates’ own funds, and
(iii) all liability insurance pertaining to the Equipment shall name Lessor (or Lessor’s assignee as appropriate) as additional insured, shall provide a severability of interests and cross liability clause, and shall be endorsed to state that it shall be primary insurance as to Lessor (and not excess to or contributing with any insurance or self-insurance maintained by Lessor).
(b)    Lessee shall pay the insurance premiums and deliver to Lessor a certificate of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect; provided, however, that Lessor shall be under no duty either to ascertain the existence of or to examine such insurance policies or to advise Lessee in the event such insurance coverage shall not comply with the requirements hereof. Lessee shall use its commercially reasonable efforts to ensure that its insurance policies provide for at least thirty days’ prior written notice to Lessee of any modification or cancellation thereof.
(c)    If Lessee fails to obtain insurance or provide evidence thereof to Lessor, Lessee agrees that Lessor may, but shall not be obligated to obtain such insurance on Lessee’s behalf and charge Lessee for all costs and expenses associated therewith.
(d)     Except as provided in the immediately preceding paragraph, any other insurance obtained by or available to Lessor shall be secondary insurance, and Lessor shall be solely liable for all costs associated therewith.
13.END OF LEASE TERM PURCHASE OPTION. Not later than thirty (30) days prior to the expiration of the Lease Term, Lessee shall notify Lessor in writing whether it intends at the expiration of such term to purchase the Equipment in accordance with Section 14 of this Agreement (the “Purchase Option”), or (b) return the Equipment to Lessor (the “Return Option”); provided that Lessee may only exercise the Purchase Option so long as no Lease Event of Default under this Agreement has occurred and is then continuing. If Lessee does not provide this notice at the end of the Lease Term, Lessee shall be deemed to have elected the Return Option. If the

Equipment is not then in good repair, condition and working order, ordinary wear and tear excepted, or has not been maintained in accordance with Section 6 hereof, Lessee shall promptly reimburse Lessor for all reasonable costs incurred to restore the Equipment to such condition. If, at the end of the Lease Term, Lessee has elected the Return Option, then, unless Lessor has notified Lessee in writing that Lessor has elected to abandon the Equipment in place (which shall be in Lessor’s sole discretion, and in which case title to the Equipment shall automatically pass back to Lessee, on an “as is,” “where is” basis, and without any representation or warranty other than that the Equipment is free and clear of all Lessor’s Liens), Lessee shall, (a) within sixty (60) days of the end of the Lease Term, at Lessee’s expense, reimburse Lessor for the costs to restore the Equipment as provided above and (b) take, for a period not to exceed sixty (60) days, at Lessee’s sole cost and expense, such other actions as Lessor may reasonably request with respect to the removal, disassembly, dismantling, decommissioning, preserving, keeping, packing the Equipment as may be directed by Lessor.
14.PURCHASE OPTION.
(a) If Lessee elects the Purchase Option in accordance with Section 13 of this Agreement, Lessee shall have the option to purchase all but not less than all of the Equipment from Lessor for One Dollar ($1.00) (such amount, the “Lessee Purchase Option Amount”). The Purchase Option shall be consummated as of the close of business on the closing date set forth in Lessee’s notice or on such other date the Parties may otherwise agree (the “Lessee Purchase Date”).
(b) If Lessee elects to exercise the Purchase Option, then on the Lessee Purchase Date, Lessee shall pay to Lessor (i) the Lessee Purchase Option Amount, and all sales, use, value added and other taxes required to be indemnified by Lessee pursuant to Section 10 plus (ii) any unpaid Rent and any other outstanding amount due under this Agreement on or before the Lessee Purchase Date.
(c)    Upon payment of all sums specified in this Section 14, this Agreement shall terminate and Lessor shall transfer its rights in the Equipment to Lessee on an “as is,” “where is” basis, and without any representation or warranty other than that the Equipment is free and clear of all Lessor’s Liens.
15.LESSEE INDEMNITY.
(a)Subject to the exclusions stated in Section 15(b) below, Lessee assumes liability for and shall indemnify, defend, save, and hold harmless Lessor and Lessor’s affiliates and its and their respective officers, directors, shareholders, members, partners, employees, agents, representatives and successors and assignees (each an “Indemnitee”), on an After-Tax Basis, from and against any and all liabilities (including in respect of negligence (whether passive or active or other torts), strict or absolute liability in tort or otherwise, warranty, latent or other defects (regardless of whether or not discoverable), statutory liability, property damage, bodily injury or death), obligations, losses, settlements, damages, penalties, claims, actions, suits, proceedings (whether civil or criminal), judgments, penalties, fines and other legal or administrative sanctions, judicial or administrative proceedings, costs, expenses and disbursements, including reasonable legal, investigation and expert fees, expenses and reasonable related charges, of whatsoever kind and nature and any Taxes (all of the foregoing, “Claims”) that may be imposed on, incurred or suffered by or asserted against any such Indemnitee in any way arising out of, in connection with, or relating to, any of the following: (i) the construction, financing, refinancing, acquisition, operation, use, non-use, warranty, ownership, possession, maintenance, repair, lease, condition, alteration, modification, restoration, refurbishing, return, purchase, sale or other disposition, insuring, sublease, abandonment or other use of the Equipment or any portion thereof or any interest therein, (ii) the conduct of the business or affairs of Lessee whether in connection with the Equipment or otherwise, (iii) the manufacture, design, purchase, acceptance, rejection, delivery, non-delivery, redelivery or condition of, or improvement of or to, the Equipment or any component thereof or any modification or alteration thereof, or any portion of any thereof or any interest therein, (iv) this Agreement or any other Sale Leaseback Document, any other documents contemplated hereby or thereby or the performance, enforcement or attempted enforcement of any terms hereof or thereof, or the transactions contemplated hereby or thereby or resulting therefrom, (v) any defects, including any latent defects in the Equipment (regardless of whether the same are discoverable by Lessor or Lessee) or any trademark, patent or copyright infringement, (vi) any environmental condition concerning Lessee, the Equipment or any portion or component thereof, including any release of hazardous materials from the Equipment or any portion or component thereof or any presence, or use, storage, transportation, treatment, disposal, arrangement for or permitting the disposal of, generation, manufacture of any hazardous materials in, at, under or from the Equipment or the Site or any portion or component thereof, (vii) the reasonable costs and expenses of each Indemnitee in connection with any amendment, supplement, modification, or waiver, to or of any of the Sale Leaseback Documents (whether or not actually entered into), or resulting from the actions of Lessee or in connection with any Lease Event of Default or any breach that with lapse of time or the giving of notice would mature into a Lease Event of Default if uncured), (viii) the imposition of any Lien other than, with respect to a particular Indemnitee, a Lien arising by or through such Indemnitee (or any of their agents, employees or representatives or affiliates of such Indemnitee), (ix) (A) any violation by, or liability relating to, the Equipment or to Lessee of or under any Applicable Laws, whether now or hereafter in effect, or (B) any action of any Governmental Authority or other Person (as defined in the Parent Financing Agreement) taken with respect to the Equipment or the Sale Leaseback Documents, including any Governmental Approvals, (x) the non-performance or breach by Lessee of any obligation, covenant or condition contained in this Agreement or any other Sale Leaseback Document or the inaccuracy of any representation or warranty of Lessee or any Guarantor under any Sale Leaseback Documents or in any document or certificate delivered in connection therewith, (xi) any strict liability or negligence in tort or violation of law, rule, regulation or order by Lessee or any affiliate thereof or their respective directors, officers, employees, agents or servants, and (xii) in any other way to the extent reasonably related to the Equipment or the transactions contemplated in any of the Sale Leaseback Documents.
(b)Any Claim, to the extent (but only to the extent) (i) attributable to, (ii) arising as a result of or (iii) such Claim would not have occurred but for, any of the following, is excluded from Lessee’s agreement to indemnify the appropriate Indemnitee under Section 15(a): (A) any acts, events or omissions, to the extent any of the foregoing occurs after (1)  the expiration or early termination of this Agreement and are not attributable to any events, conditions or circumstances that occurred prior to such expiration and (2) Lessee’s surrender to Lessor of Lessee’s interest in and possession of the Equipment in compliance with the provisions of this Agreement; (B) with respect to Lessor, any offer, sale, assignment, transfer or other disposition by Lessor of its interest in the Equipment, unless occurring in connection with the exercise of remedies during a Lease Event of Default; (C) breach by the Indemnitee of its agreements, covenants, representations or warranties under this Agreement, the Purchase Agreement or any other Sale Leaseback Document; (D) with respect to any Indemnitee, any Claim constituting or arising from a Lien created by or through such Indemnitee other than Liens created pursuant to the Sale Leaseback Documents; (F) such Indemnitee’s bad faith, gross negligence or willful misconduct, as determined pursuant to a final, non-appealable judgment or order of a court of competent jurisdiction and (G) Taxes imposed on, based on or measured by gross or net income or gross or net receipts, or capital or net worth and Taxes in the nature of capital gain, accumulated earnings, personal holding company, excess profits, succession or estate, franchise, conduct of business and other similar taxes (other than Taxes that are, or are in the nature of sales, use, transfer, stamp, license, ad valorem, value added, rental or property taxes). Furthermore, to the extent that Lessee’s agreement to indemnify an Indemnitee under this Section 15 may be unenforceable in whole or in part because it violates any law or public policy or judgment or order of a court or similar regulatory body, Lessee shall contribute the maximum portion that it is permitted to pay thereunder in satisfaction of such indemnified liabilities.
(c)Reasonably promptly after receipt by an Indemnitee of notice of the assertion of a Claim against it by any Person other than Lessee (whether or not involving or lawsuit, arbitration or other proceeding) (a “Third-Party Claim”) against it, such Indemnitee shall give notice to Lessee of the assertion of such Third-Party Claim; provided that the failure to notify Lessee shall not relieve Lessee of any liability that it may have to any Indemnitee, except to the extent that Lessee demonstrates that the defense of such Third-Party Claim is prejudiced by the Indemnitee’s failure to give such notice. If an Indemnitee gives such notice to Lessee of the assertion of such Third-Party Claim, Lessee shall be entitled to participate in the defense of such Third-Party Claim and, to the extent that it wishes (unless (i) Lessee is also a Person against whom the Third-Party Claim is made and the Indemnitee determines in good faith that joint representation would be inappropriate, or (ii) Lessee fails to provide reasonable assurance to the Indemnitee of its financial capacity to defend such Third-Party Claim and provide indemnification with respect to such Third-Party Claim), to assume the defense of such Third-Party Claim with counsel satisfactory to the Indemnitee. After notice from Lessee to the Indemnitee of its election to assume the defense of such Third-Party Claim, Lessee shall not, as long as it diligently conducts such defense, be liable to the Indemnitee under this Section 15 for any fees of other counsel or any other expenses with respect to the defense of such Third-Party Claim, in each case subsequently incurred by the Indemnitee in connection with the defense of such Third-Party Claim, other than reasonable costs of investigation. If Lessee assumes the defense of a Third-Party Claim, (A) such assumption will conclusively establish for purposes of this Agreement that the claims made in that Third-Party Claim are within the scope of and subject to indemnification; and (B) no compromise or settlement of such Third-Party Claims may be effected by Lessee without the Indemnitee’s written consent unless (1) there is no finding or admission of any violation of Applicable Law or any violation of the rights of any Person, (2) the sole relief provided is monetary damages that are paid in full by Lessee, and (3) the Indemnitee shall have no liability with respect to any compromise or settlement of such Third-Party Claims effected without its written consent. If notice is given to Lessee of the assertion of any Third-Party Claim and Lessee does not, within thirty days after the Indemnitee’s notice is given, give notice to the Indemnitee of its election to assume the defense of such Third-Party Claim, Lessee will be bound by any determination made in such Third-Party Claim or any compromise or settlement effected in good faith by the Indemnitee. Notwithstanding the foregoing, if an Indemnitee determines in good faith that there is a reasonable probability that a Third-Party Claim may adversely affect it or its affiliates or other related Persons other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the Indemnitee may, by written notice to Lessee, assume the exclusive right to defend, compromise, or settle such Third-Party Claim, however, Lessee will not be bound by any determination of any Third-Party Claim so defended for the purposes of this Agreement or any compromise or settlement effected without its written consent (which may not be unreasonably withheld).
(d)With respect to any Third-Party Claim subject to indemnification under this Section 15: (i) both the Indemnitee and Lessee, as the case may be, shall keep the other Person fully informed of the status of such Third-Party Claims and any related proceedings at all stages thereof where such Person is not represented by its own counsel, and (ii) the parties agree (each at its own expense) to render to each other such assistance as they may reasonably require of each other and to cooperate in good faith with each other in order to ensure the proper and adequate defense of any Third-Party Claim.
(e)In this Section 15:
“After-Tax Basis” shall mean, with respect to any payment received or deemed to have been received, the amount of such payment increased so that, after deduction of the amount of all Taxes (assuming for this purpose that the recipient of such payment is subject to taxation at the highest federal and applicable state and local marginal tax rates generally applicable to persons or entities of the same type as the recipient for the year in which such income is taxable) required to be paid by the recipient (less any tax savings realized and the present value (determined by applying a discount rate of 13%) of any tax savings projected to be realized as a result of the payment of the indemnified amount, in each case using the same tax rate assumptions as set forth in the immediately preceding parenthetical phrase) with respect to the receipt by the recipient of such amounts, such increased payment (as so reduced) is equal to the payment otherwise required to be made or deemed to have been made or accrued; provided, however, that the foregoing shall not require the payment of the amount deemed to have been received by the recipient.
“Taxes” shall mean all taxes (including income, receipts, capital, excise and sales taxes, use taxes, stamp taxes, value-added taxes, ad valorem taxes and property taxes (personal and real, tangible and intangible)), levies, assessments, withholdings and other charges and impositions of any nature, plus all related interest, penalties, fines and additions to tax, now or hereafter imposed by any federal, state, local or foreign government or other taxing authority.
16.DEFAULT AND REMEDIES.
(a)    A “Lease Event of Default” shall occur if: (i) Lessee fails to pay scheduled Rent on the due date thereof or fails to pay any other supplemental rent (that is, any amount payable under this Agreement other than scheduled Rent), or any guarantor fails to make any payment due, in each case within five (5) days after the same shall be due and payable hereunder (and if no specific due date therefor is provided herein, any such payment shall be due and payable if such failure continues for five (5) days after receipt by Lessee of a written demand from Lessor therefor); (ii) Lessee fails to observe, keep or perform any other material term or condition of this Agreement or any other Sale Leaseback Document that is not otherwise addressed in this Section 16 and such failure continues for thirty (30) days following written notice to Lessee from Lessor; provided, however, that if such failure is not reasonably capable of cure within the thirty (30) day period, then Lessee shall be provided an additional period of time as is reasonably necessary to effect a cure hereunder but not to exceed sixty (60) days, so long as Lessee is diligently taking actions to remedy such failure; (iii) a Guarantor fails to observe, keep or perform any other material term or condition of guaranty that is not otherwise addressed in this Section 16 and such failure continues for thirty (30) days following written notice to Lessee from Lessor; provided, however, that if such failure is not reasonably capable of cure within the thirty (30) day period (iv) any representation or warranty made by Lessee herein or by Lessee or any Guarantor in any document delivered to Lessor in connection herewith shall prove to be false or misleading in any material respect and the false or misleading nature of such representation or warranty is not corrected within thirty (30) days following receipt of written notice thereof from Lessor; (v)  a Guarantee ceases to be in full force and effect or the validity thereof is disaffirmed by the applicable Guarantor; (vi) Lessee fails to observe, keep or perform its obligations under Section 28 and such failure is not cured within ten (10) days following written notice to Lessee from Lessor or following Lessee otherwise obtaining knowledge of such failure, (vii) Lessee fails to obtain or maintain any insurance required under this Agreement, (viii) any “Event of Default” under and as defined in the Parent Financing Agreement, the Magnequench Financing Agreement or the 10% Senior Notes 2020 Indenture (each agreement as in effect on the date of this Agreement) has occurred and is continuing, or (ix) a case in bankruptcy (voluntary or involuntary) is commenced with respect to Lessee under any bankruptcy, insolvency or similar debtor relief law, or a receiver, liquidator, judicial manager or similar is appointed with respect to Lessee or its assets, or Lessee makes any assignment for the benefit of creditors or becomes unable, or fails generally, or admits in writing its inability, to pay its debts as such debts become due.
(b)     If a Lease Event of Default shall have occurred and be continuing, Lessor shall have the right to take any one or more of the following actions: (i) cancel or terminate this Agreement and repossess the Equipment (provided however that Lessee shall not be liable for any damage to, or destruction of, the Equipment caused by or related to any action by Lessor or any person or entity acting on behalf of Lessor seeking to repossess the Equipment or any part thereof to the extent such damage or destruction results from Lessor’s or such other person’s or entity’s negligence as determined pursuant to a final, non-appealable judgment or order of a court of competent jurisdiction); (ii) proceed by appropriate court action or actions at law or in equity to enforce performance by Lessee of the terms and conditions of this Agreement and/or recover damages for the breach thereof; (iii) accelerate all of the amounts due under this Agreement by requiring Lessee to pay Lessor an amount equal to the sum of (A) all accrued and then unpaid Rent and any other amounts accrued and unpaid to the date of such payment, plus (B) the Stipulated Loss Value; (iv) exercise any remedy available to a secured party under applicable law with respect to the collateral referred to in Section 29; and/or (v) exercise any other right or remedy available to Lessor at law or in equity.

Lessee hereby agrees that any prepayment, repayment, payment, satisfaction (whether in whole or in part), distribution or discharge of the obligations arising under the Lease (including, without limitation, to the extent such obligations are satisfied or released by repossession or foreclosure (whether by power of judicial proceeding), or by any other means) prior to the date that is the fifth anniversary of the Lease Commencement Date, including without limitation upon the occurrence of any Lease Event of Default, including pursuant to  Section 16(a)(ix), and irrespective of whether such Lease Event of Default results in or causes the voluntary or automatic termination of the Lease, or otherwise accelerates the termination of the Lease,  or the commencement of any bankruptcy, insolvency, reorganization, liquidation or similar proceeding pursuant to any bankruptcy, insolvency or other debtor relief laws, the Stipulated Loss Value shall automatically become due and payable in cash including without limitation in respect of any claim for Rent in any bankruptcy, insolvency, reorganization, liquidation or similar proceeding. In addition, and without limiting the foregoing, upon the occurrence of a Lease Event of Default pursuant to  Section 16(a)(ix), the Stipulated Loss Value and all other accrued and unpaid Rent obligations shall automatically become immediately due and payable in cash or otherwise accelerated, in each case without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Lessee.
Lessee hereby further agrees that to the extent the Stipulated Loss Value (or any portion thereof) constitutes or is deemed to constitute a makewhole premium, a prepayment premium, or any similar premium or additional charge with respect to Lessee’s payment obligations hereunder (a “Makewhole Amount”), the full amount of the applicable Stipulated Loss Value shall be automatically due and payable regardless of whether the obligations of Lessee hereunder were voluntarily or involuntarily prepaid, repaid, paid, satisfied, distributed or discharged and shall constitute part of the Rent, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lessor’s lost profits as a result thereof.   Any such amount that constitutes or is deemed to constitute a Makewhole Amount shall be presumed to be the liquidated damages sustained by Lessor as the result of the termination of the lease of the Equipment prior to the date that is the fifth anniversary of the Lease Commencement Date and Lessee agrees that it is reasonable under the circumstances currently existing.   LESSEE EXPRESSLY WAIVES THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW WHICH PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING MAKEWHOLE AMOUNT IN CONNECTION WITH ANY CIRCUMSTANCES REQUIRING THE PAYMENT OF THE STIPULATED LOSS VALUE HEREUNDER, INCLUDING ANY VOLUNTARY OR AUTOMATIC ACCELERATION REFERRED TO ABOVE, ANY RECISSION OF SUCH ACCELERATION, THE EARLIER MATURITY OF THE LEASE OBLIGATIONS, OR THE COMMENCEMENT OF ANY BANKRUPTCY OR INSOLVENCY PROCEEDING OR OTHER PROCEEDING PURSUANT TO THE BANKRUPTCY CODE OR ANY OTHER DEBTOR RELIEF LAWS, OR PURSUANT TO A PLAN OF REORGANIZATION.  Lessee expressly agrees that: (A) the Makewhole Amount and any discount on the financial accommodations provided for herein is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) the Makewhole Amount shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between Lessor and Lessee giving specific consideration in this transaction for such agreement to pay the Makewhole Amount;

and (D) Lessee shall be estopped hereafter from claiming differently than as agreed to in this paragraph.  Lessee expressly acknowledges that its agreement to pay the Makewhole Amount to Lessor as herein described is a material inducement to Lessor to purchase the Equipment pursuant to the Purchase Agreement and consummate the transactions contemplated by the Purchase Agreement and this Agreement.
Upon Lessee’s payment in full to Lessor of the amounts set forth in Section 16(b)(iii), this Agreement shall terminate (except as set forth in Section 19) solely with respect to the Equipment (or any item thereof) for which such payment is received by Lessor, and Lessor shall transfer title to such Equipment to Lessee without recourse or warranty other than the absence of any Lessor’s Liens.
17.REPORTS.
(a) Lessee shall deliver, or cause to be delivered, to Lessor, a copy of the reports and other deliverables that Parent is required to deliver to Administrative Agent and Lenders (as each such term is defined in the Parent Financing Agreement) under Sections 5.1(a), (b) and (c) of the Parent Financing Agreement (as in effect on the date of this Agreement) concurrently upon their delivery to Administrative Agent and Lenders pursuant to the Parent Financing Agreement.
(b)    Promptly, but in any event within twenty (20) business days after receipt thereof, a copy of each material report regarding the Equipment received by Lessee during the Lease Term from each operation services or maintenance provider for the Equipment.
(c)    Promptly upon, Lessor’s written request from time to time, such data, certificates, reports, statements, documents and further material information regarding the Equipment and/or Lessee’s business or financial condition as Lessor may reasonably request.
18.FURTHER ASSURANCES. Lessee and Lessor covenant and agree to cause to be done, executed, acknowledged and delivered each and every such further act, conveyance, assurance as such party shall by notice to the other party reasonably require for accomplishing the purpose of this Agreement. Without limiting the foregoing, Lessee and Lessor shall execute and deliver such documents and instruments as such party shall by notice to such other party reasonably require under Applicable Law from time to time to protect the rights and remedies intended to be created by this Agreement. Furthermore, Lessee agrees (a) at the written request of Lessor, to execute and deliver to Lessor any UCC financing statements, fixture filings or other instruments Lessor reasonably deems necessary for expedient filing, recording or perfecting the interest and title of Lessor in this Agreement and the Equipment, (b) that all costs incurred in connection with any actions taken in accordance with clause (a), including, without limitation, costs for filing fees and taxes, shall be paid by Lessee, and (c) to promptly, at Lessee’s own sole cost and expense, deliver such other reasonable documents and assurances, and take such further action as Lessor may reasonably request in writing, in order to effectively carry out the intent and purpose of this Agreement.
19.SURVIVAL. Sections 10, 13, 15 and 28 of this Agreement shall survive, remain in full force and effect and be enforceable after the expiration or termination of this Agreement for any reason (in the case of Section 28, for the period expressly set forth therein). For the avoidance of doubt, any representations or warranties made in this Agreement by either Party are deemed to have been made as of the date of this Agreement and the date of execution of the Certificate of Acceptance, or as of such other date specified in this Agreement, and neither Party shall be deemed to have made such representation or warranty as of any other date. Each other provision set forth in the Sale Leaseback Documents that, by its terms, survives termination of this Agreement shall also survive, remain in full force and effect and be enforceable after the expiration or termination of this Agreement for any reason.
20.INSPECTION. During the Lease Term, Lessor may, during normal business hours, on reasonable prior written notice to Lessee, and once during any twelve month consecutive period, inspect the Equipment and the records with respect to the operations and maintenance thereof, in Lessee’s custody or to which Lessee has access. Lessee may be present at such inspection. Any such inspection will not unreasonably disturb or interfere with the normal operation or maintenance of the Equipment or the conduct by Lessee of its business and will be in accordance with Lessee’s health, safety and insurance programs that are communicated or made available to Lessor in writing. In no event shall Lessor have any duty or obligation to make any such inspection and Lessor shall not incur any liability or obligation by reason of not making any such inspection. Any such inspection shall be at the sole cost of Lessor, provided however that if a Lease Event of Default or a breach by Lessee of its obligations hereunder that, with the lapse of time or the giving of notice, would mature into a Lease Event of Default if uncured has occurred and is continuing, any such inspection shall be at the sole cost of Lessee.
21.ACCEPTANCE OF EQUIPMENT; LEASE NON CANCELABLE. Lessee’s acceptance of the Equipment shall be conclusively and irrevocably evidenced by Lessee signing the Certificate of Acceptance in the form attached hereto as Exhibit B, and upon acceptance, this Agreement shall be noncancelable for the Lease Term.
22.ASSIGNMENT.
(a)    Lessor may, at any time, with the written consent of Lessee (not to be unreasonably withheld), in whole or in part, assign its rights and obligations under this Agreement and/or mortgage, or pledge or sell the Equipment subject to Lessee’s rights under this Agreement, provided that no consent of Lessee shall be required in connection with any assignment or transfer by Lessor or any of its Affiliates (as defined below) of its or their interests in and under this Agreement to an Eligible Assignee (as defined below) so long as Lessee and its Affiliates, after giving effect to any such assignment or transfer, hold collectively more than 50% of the Lessor interests in and under this Lease. Each assignment pursuant to this Section 22 shall be in an aggregate amount of not less than $2,500,000, unless such lesser amount is agreed to by Lessee and Lessor. Any such assignee, buyer, transferee, grantee or mortgagee shall have and be entitled to exercise any and all rights and powers of, and shall perform all obligations of, Lessor under this Agreement.
For the purposes of this Section:
“Affiliate” means, with respect to any specified person or entity, any other person or entity who directly or indirectly through one or more intermediaries controls, or is controlled by,

or is under common control with, such specified person or entity. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition, the terms “controlling”, “controlled by” and “under common control with” have correlative meanings.
“Eligible Assignee” means any person or entity other than a natural person that is (a) a “Lender” as defined in and under the Parent Financing Agreement, an Affiliate of any such Lender or of Lessor, or a Related Fund (as defined below) of Lessor or any such Lender, or (b) a commercial bank, insurance company, investment or mutual fund or other entity that is an “accredited investor” (as defined in Regulation D under the Securities Act of 1933, as amended); provided that Lessee or Affiliate of Lessee shall be an Eligible Assignee.
“Related Fund” means, with respect to Lessor or any “Lender” as defined in and under the Parent Financing Agreement, any investment fund or account managed by the same investment manager as is affiliated with Lessor or such Lender, or any special purpose entity owned directly or indirectly by one or more of such investment funds or accounts.
(b)    Without limiting the foregoing, Lessee further acknowledges and agrees that in the event Lessee receives written notice of a permitted assignment from Lessor, Lessee shall pay all Rent and any and all other amounts payable by Lessee under this Agreement to such assignee or mortgagee or as instructed by Lessor, notwithstanding any defense or claim of whatever nature, whether by reason of breach of this Agreement or otherwise which it may now or hereafter have as against Lessor. Lessee agrees to confirm in writing receipt of notice of assignment as may be reasonably requested by assignee or mortgagee.
(c)    Except as otherwise set forth in this Agreement, Lessee shall not assign, sublease, hypothecate, sell, transfer or part with possession of the Equipment or any interest in this Agreement without the written consent of Lessor, and any attempt to do so shall be null and void and shall constitute a Lease Event of Default hereunder.
(d)     Consistent with the treatment for Income Tax Purposes of the transactions arising under the Purchase Agreement and this Agreement collectively as a financing (as set forth in Section 9(b) herein) and Lessee's obligation to make payments hereunder as a loan obligation, the Parties intend to treat such obligation as a registered obligation within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i). Notwithstanding anything to the contrary set forth herein (or in any other document, instrument or agreement), any transfer or assignment by Lessor of its rights and obligations (in whole or in part) under this Agreement (or the right to receive any payments hereunder) may only be effected by (i) surrender of this Agreement and either the reissuance by the Lessee of this Agreement to the transferee/assignee or the issuance by the Lessee of a new Agreement to the transferee/assignee, or (ii) transfer through a book entry system maintained by Lessee (or its agent, which solely for purposes of this Section 22 and related U.S. federal income tax purposes shall be Lessor), within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i)(B). The Parties agree to cooperate with one another, and to execute and file such forms or other documents, or to do or refrain from doing such other acts, as may be required, to secure exemptions from United States withholding tax, information reporting, and backup withholding. In furtherance of the foregoing, the Lessor (and any transferee/assignee) shall furnish to the Lessee an IRS Form W-8BEN, W-8BEN-E or W-8IMY (or successor form), as applicable, as well as a certificate to the effect that Lessor (and any transferee/assignee) is not (1) a "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (2) a “10 percent shareholder” of the Lessee within the meaning of Sections 881(c)(3)(B) of the Internal Revenue Code or (3) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code.
23.REPRESENTATIONS, WARRANTIES AND ADDITIONAL COVENANTS.
Each of the representations and warranties of Lessee set forth in the Purchase Agreement is hereby incorporated by reference in this Agreement as if set forth in full herein, and is made by Lessee for the benefit of Lessor as of the date of this Agreement and the Lease Commencement Date.
24.NOTICES.
(a) Any notice or other communication herein required or permitted to be given to Lessee or Lessor shall be sent to such Party’s address set forth below or such other address as such Party may advise by notice given in accordance with this provision.
(b) Except as otherwise set forth in clause (c) below, each notice or other communication hereunder shall be in writing and may be personally served or sent by facsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of facsimile, or three (3) business days after depositing it in the United States mail with postage prepaid and properly addressed.
(c) Notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.
If to Lessee:
Molycorp Minerals, LLC
5619 Denver Tech Center Parkway, Suite 1000
Greenwood Village, CO 80111
Attn: Michael Doolan, Chief Financial Officer

Facsimile: (416) 367-5471
E-mail: Michael.Doolan@Molycorp.com
In each case, with a copy to:

Molycorp Minerals, LLC
5619 Denver Tech Center Parkway, Suite 1000
Greenwood Village, CO 80111
Attn: Kevin Johnson, General Counsel
Facsimile: (303) 843-8082
E-mail: Kevin.Johnson@Molycorp.com
Jones Day
North Point
901 Lakeside Avenue
Cleveland, Ohio 44114
Attention: Michael J. Solecki, Esq.
Facsimile: 216-579-0212
E-mail: mjsolecki@jonesday.com

If to Lessor:
OCM MLYCo CTB Ltd. c/o Oaktree Capital Management, LP
333 South Grand Avenue, 28th Floor
Los Angeles, California 90071
Attention: Brook Hinchman
E-mail: bhinchman@oaktreecapital.com

in each case, with a copy to:

Milbank, Tweed, Hadley & McCoy LLP
601 South Figueroa Street, Suite 3000
Los Angeles, California 90017
Attention: Eric Reimer, Esq.
E-mail: ereimer@milbank.com

25.GOVERNING LAW; VENUE, WAIVER OF JURY TRIAL.
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

SUBJECT TO CLAUSE (E) OF THE FOLLOWING SENTENCE, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO OR ANY OTHER SALE LEASEBACK DOCUMENTS, OR ANY OF THE OBLIGATIONS, SHALL BE BROUGHT IN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK.  BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY HERETO, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE (SUBJECT TO CLAUSE (E) BELOW) JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO BORROWER AT ITS ADDRESS SET FORTH IN THE PREAMBLE TO THIS AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER BORROWER IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT LESSOR RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.
EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER SALE LEASEBACK DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE TRANSACTION OR THE RELATIONSHIP THAT IS BEING ESTABLISHED PURSUANT TO THE SALE LEASEBACK DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL‑ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THE TRANSACTION CONTEMPLATED BY THE SALE LEASEBACK DOCUMENTS, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 25 AND EXECUTED BY EACH OF

THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LEASE TRANSACTION CONTEMPLATED BY THE SALE LEASEBACK DOCUMENTS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
26.FINANCE LEASE STATUS. Lessee agrees that if Article 2A-Leases of the Uniform Commercial Code applies to this Agreement, this Agreement shall be considered a “Finance Lease” as that term is defined in Article 2A. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY SECTIONS 508-522 OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE.
27.    CONFIDENTIALITY. Lessor shall hold all non‑public information regarding Lessee and its business identified as such by Lessee and obtained by Lessor pursuant to the requirements hereof in accordance with Lessor’s customary procedures for handling confidential information of such nature, it being understood and agreed by Lessee that, in any event, Lessor may make (i) disclosures of such information to its affiliates and to its and their respective officers, directors, partners, members, employees, legal counsel, independent auditors and other advisors, experts or agents who need to know such information and on a confidential basis (and to other persons or entities authorized by Lessor to organize, present or disseminate such information in connection with disclosures otherwise made in accordance with this Section 27), (ii) disclosures of such information reasonably required by any potential or prospective assignee, transferee or participant in connection with the contemplated assignment, transfer or participation of or in Lessor’s interest in this Agreement; provided that such assignees, transferees, participants, counterparties and advisors are advised of and agree to be bound by either the provisions of this Section 27 or other provisions at least as restrictive as this Section 27, (iii) disclosure to any rating agency when required by it; provided that, prior to any disclosure, such rating agency shall undertake in writing to preserve the confidentiality of any confidential information relating to Lessee received by it from Lessor, (iv) to the extent applicable, disclosure on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the interests in this Agreement, (v) disclosures in connection with the exercise of any remedies hereunder or under any other Sale Leaseback Document, (vi) disclosures made pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding, or otherwise as required by applicable law or compulsory legal process (in which case such person or entity agrees to inform Lessee promptly thereof to the extent not prohibited by law) and (vii) disclosures made upon the request or demand of any regulatory or quasi-regulatory authority purporting to have jurisdiction over such person or entity or any of its affiliates. In addition, Lessor may disclose the existence of this Agreement and the information about this Agreement to market data collectors, similar services providers to the lending or leasing industry, and service providers to Lessor in connection with the administration and management of this Agreement and the other Sale Leaseback Documents. Notwithstanding anything to the contrary set forth herein, each party (and each of their respective employees, representatives or other agents) may disclose to any and all persons without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions and other tax analyses) that are provided to any such party relating to such tax treatment and tax structure. However, any information relating to the tax treatment or tax structure shall remain subject to the confidentiality provisions hereof (and the foregoing sentence shall not apply) to the extent reasonably necessary to enable the parties hereto, their respective affiliates and their respective affiliates’ directors and employees to comply with applicable securities laws. For this purpose, “tax structure” means any facts relevant to the federal income tax treatment of the transactions contemplated by this Agreement but does not include information relating to the identity of any of the parties hereto or any of their respective affiliates.
28.    GRANT OF RIGHT-OF-WAY AND ACCESS RIGHTS.
Lessee hereby grants to Lessor and its representatives, its contractors and its lenders who may have a lien on or security interest in the Equipment, an irrevocable, non-cancellable and, subject to the terms hereof, unconditional right of way to enter upon the portions of the Site where the Equipment or any part thereof is located, and to access such portions of the Site and the Equipment across or through the Mountain Pass Facility, for the purposes of (i) monitoring, inspecting, dismantling, disassembling or removing the Equipment, (ii) marketing the Equipment if this Agreement terminates or is to expire without Lessee purchasing the Equipment pursuant to Section 14, and (iii) to the extent Lessee does not do so as in accordance with the requirements of this Agreement, replacing, modifying, repairing, operating, maintaining or servicing the Equipment. So long as no Lease Event of Default has occurred and is continuing hereunder, Lessor shall, except in the case of an emergency, provide Lessee with at least two (2) business days’ notice before accessing any portion of the Mountain Pass Facility. Such right of way and right of access shall be for a period co-terminous with the term of this Agreement plus two (2) years after the termination of this Agreement, but shall in any event expire upon the consummation, if any, of the purchase of the Equipment by Lessee pursuant to Section 14. Lessee hereby represents and warrants that it owns the fee simple title to the Site, including all portions thereof where any of the Equipment is or may be located, and any portion thereof across or through which access may be had to the portions of the Site where any of the Equipment is or may be located, that Lessee has the full right, power and authority to grant the right of way and access rights contemplated herein, and that any or all consents thereto, and that the right of way and access rights granted herein do not violate the rights of, or require the consent of, any third party. Lessor shall indemnify, defend and hold harmless Lessee from any and all claims, actions, damages, liabilities and expenses in connection with bodily injury or property damage to the extent caused by Lessor or its agents entry on the Mountain Pass Facility and/or removal of the Equipment, provided that if such removal is related to a Lease Event of Default Lessor’s obligation to indemnify Lessee shall be limited to claims that result from Lessor’s or its agent’s negligence as determined pursuant to a final, non-appealable judgment or order of a court of competent jurisdiction. Lessor agrees to reimburse Lessee for the costs of repair for any damage done to the Mountain Pass Facility as a result of such entry and/or removal promptly following Lessee’s demand therefor or Lessor shall promptly repair, at Lessor’s cost and expense, any physical damage to the Mountain Pass Facility actually caused by Lessor or its agents, but Lessor shall not be liable for any diminution in value of the Mountain Pass Facility caused by the removal or absence of the Equipment.

29.    GRANT OF SECURITY INTEREST IN CERTAIN COLLATERAL AS SECURITY FOR LESSEE’S OBLIGATIONS HEREUNDER.
Without limiting Section 9(c), Lessee hereby grants to Lessor, as security for the full and timely payment and performance of all obligations and liabilities of Lessee under this Agreement, a lien on and a security interest in all of Lessee’s right, title and interest in and to the following properties and assets, wherever located and whether now owned or existing or acquired or arising in the future, together with all additions to, all replacements for and all proceeds and products of such properties and assets: the rights, title and interest of Lessee in, to or under the proceeds of any insurance claims (or similar claims pursuant to a warranty or a claim for damages in contract or tort) with respect to any damage, destruction or other loss of the Equipment or any part thereof, and the bank accounts in which any such proceeds may be deposited from time to time (together with all cash and other property on deposit therein or credited thereto), including the bank account contemplated by Section 11(c). Lessee hereby authorizes Lessor to file in any jurisdiction any financing statement, financing statement amendment, continuation statement or like instrument with respect to any of the collateral described above, and agrees to take such other and further actions as Lessor may reasonably determine to be appropriate to create, perfect and establish the priority of the liens and the security interests granted hereunder.
30.    MISCELLANEOUS; PRINCIPLES OF INTERPRETATION.
(a) The captions of this Agreement are for convenience only and shall not be read to define or limit the intent of the provision that follows such captions.
(b) This Agreement and the other Sale Leaseback Documents contains the entire agreement and understanding between Lessor and Lessee relating to the subject matter hereof.
(c) Any variation or modification hereof and any waiver of any of the provisions or conditions hereof shall not be valid unless in writing signed by an authorized representative of the Parties hereto.
(d) Any provision of this Agreement that is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(e) Lessor’s failure at any time to require strict performance by Lessee or any of the provisions hereof shall not waive or diminish Lessor’s right thereafter to demand strict compliance therewith or with any other provision.
(f) Lessor and Lessee agree that this Agreement shall inure to the benefit of and shall be binding upon each of Lessor and Lessee and their respective successors and permitted assigns.
(g) Capitalized terms used but not defined herein shall have the meaning set forth for such terms in the Purchase Agreement.

(h) (i) Reference to a given agreement, instrument, document, statute, regulation, rule, proclamation, ordinance or law is a reference to that agreement, instrument, document, statute, regulation, rule, proclamation, ordinance or law as modified, amended, supplemented, extended and restated (including by means of any change order, waiver or other modification) through the date as of which such reference is made, and, as to any statute, regulation, rule, proclamation, ordinance law, any successor statute, regulation, rule, proclamation, ordinance law; (ii) reference to a person or entity includes its predecessors, successors and permitted assigns; (iii) the singular includes the plural and the masculine includes the feminine, and vice versa; (iv) “includes” or “including” means “including, for example and without limitation”; (v) “business day” means any day which is not a Saturday, Sunday or other day on which banks are required to close for business in the State of New York or the State of California or in the Provence of Ontario, Canada; (vi) “shall” and “will” have the same meaning and (vii) “Dollars” and “$” means United States dollars or such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America.
(i) This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, by facsimile or electronic mail, and all of said counterparts taken together shall be deemed to constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document. A facsimile or “.pdf” signature page shall constitute an original for purposes hereof.
31. MAXIMUM PARI PASSU SECURED INDEBTEDNESS. Notwithstanding anything to the contrary in this Agreement, any other Sale Leaseback Document, the Parent Financing Agreement, any other Credit Document (as defined in the Parent Financing Document) or any other Financing Agreement (as defined in the Parent Financing Agreement), the maximum principal amount of Indebtedness (as defined in the Parent Financing Agreement) under the Parent Financing Agreement, the Magnequench Financing (as defined in the Parent Financing Agreement) and the Sale Leaseback (as defined in the Parent Financing Agreement) secured by the Pari Passu Collateral (as defined in the Parent Financing Agreement) shall not exceed $300,000,000 in the aggregate at any time or such higher amount permitted by the Pari Passu Indenture (as defined in the Parent Financing Agreement), including, without limitation, Section 4.06(b)(1) thereof.
[Signature page follows.]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Equipment Lease Agreement as of the date first above written.
LESSOR:
OCM MLYCO CTB LTD.
By: Oaktree Capital Management, L.P.
Its: Director

By: /s/ Kenneth Liang
Name: Kenneth Liang
Title: Managing Director

By: /s/ Nick Basso
Name: Nick Basso
Title: Vice President

Equipment Lease Agreement

LESSEE:
MOLYCORP MINERALS, LLC
By: /s/ Geoffrey R. Bedford
Name: Geoffrey R. Bedford
Title: President and CEO

Equipment Lease Agreement

EXHIBIT A

THE EQUIPMENT

[attached]

Molycorp Valuation of Certain Assets of Molycorp Detail – Mountain Pass site Valuation Date: August 1, 2014

D&P No.	Asset	No.	Asset description	Cap.date	Acquis.val.	Accum.dep.	Book val.	"Cost Center #"	Cost Center Description	Client Category	D&P Category Description	Exhibit Category	Fair Value
517	20419		- SRU A800 Brine Evaporation Package	31.03.2014	22,507,762	(375,129)	22,132,632	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	SRU (Chlor-alkali)	Sale Leaseback Assets (Personal P	12,189,000
504	20406		- SRU A200 Brine Treatment	31.03.2014	20,279,152	(724,255)	19,554,897	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	SRU (Chlor-alkali)	Sale Leaseback Assets (Personal P	10,982,000
525	20428		- Brine Recovery	30.04.2014	19,532,720	(325,545)	19,207,175	123160	Brine Recovery	PLANT & EQUIPMENT	SRU (Chlor-alkali)	Sale Leaseback Assets (Personal P	10,696,000
399	20300		- WATER TREATMENT Reverse Osmosis Skids	01.01.2013	18,799,951	(2,169,225)	16,630,726	123165	Water treatment-fresh water supply	PLANT & EQUIPMENT	Water Filtration	Sale Leaseback Assets (Personal P	9,455,000
505	20407		- SRU A300 Electrolysis/cell/Xformer Electroylzer A	31.03.2014	15,226,083	(253,768)	14,972,315	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	SRU (Chlor-alkali)	Sale Leaseback Assets (Personal P	8,246,000
311	20205		- CHP Turbines	01.09.2012	14,365,694	(1,316,294)	13,049,400	123161	CHP	HEAT & POWER	Turbines & Generators	Sale Leaseback Assets (Personal P	7,973,000
522	20424		- SRU A850 Utilities	31.03.2014	8,029,535	(286,769)	7,742,766	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	SRU (Chlor-alkali)	Sale Leaseback Assets (Personal P	4,348,000
513	20415		- SRU A500 HCL Synthesis / Storage HCLSynthesis Unit	31.03.2014	7,759,315	(129,322)	7,629,993	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	SRU (Chlor-alkali)	Sale Leaseback Assets (Personal P	4,202,000
312	20206		- CHP HRSGs	01.09.2012	7,282,692	(667,957)	6,614,735	123161	CHP	HEAT & POWER	Boilers	Sale Leaseback Assets (Personal P	4,137,000
484	20386		- CHP Phase 2 Turbine	31.12.2013	6,960,885	(174,022)	6,786,863	123161	CHP	SPARE PARTS	Turbines & Generators	Sale Leaseback Assets (Personal P	3,929,000
283	20177		- CRUSHER & MOBILE TRUCK - MP	31.03.2012	6,833,764	(535,564)	6,298,200	123102	Crushing	PLANT & EQUIPMENT	Mining M&E	Personal Property	3,186,000
407	20308		- WATER TREATMENT Multiple Equipment	01.01.2013	6,309,764	(1,352,092)	4,957,672	123165	Water treatment-fresh water supply	PLANT & EQUIPMENT	Water Filtration	Sale Leaseback Assets (Personal P	3,173,000
511	20413		- SRU A400 Caustic Unit Caustic Evap Package PH1	31.03.2014	5,894,623	(98,244)	5,796,379	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	SRU (Chlor-alkali)	Sale Leaseback Assets (Personal P	3,192,000
331	20225		- MILL Ball Mill	01.12.2012	5,389,336	(945,692)	4,443,643	123104	Milling and Flotation	PLANT & EQUIPMENT	Mining M&E	Sale Leaseback Assets (Personal P	2,703,000
515	20417		- SRU A700 Bleach Plant/ Bleach Filtration Scrubber	31.03.2014	5,315,434	(88,591)	5,226,843	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	SRU (Chlor-alkali)	Sale Leaseback Assets (Personal P	2,879,000
506	20408		- SRU A300 Electrolysis/cell/Xformer Rectifer -A	31.03.2014	5,033,873	(83,898)	4,949,975	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	SRU (Chlor-alkali)	Sale Leaseback Assets (Personal P	2,726,000
508	20410		- SRU A300 Electrolysis/cell/Xformer Rectifier - B	31.03.2014	5,033,873	(83,898)	4,949,975	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	SRU (Chlor-alkali)	Sale Leaseback Assets (Personal P	2,726,000
398	20299		- WATER TREATMENT Weak Acid Cation Vessels	01.01.2013	5,022,885	(502,288)	4,520,596	123165	Water treatment-fresh water supply	PLANT & EQUIPMENT	Water Filtration	Sale Leaseback Assets (Personal P	2,526,000
486	20388		- Mill & Flotation Elictrical & Instrumentation	31.12.2013	4,991,832	(356,559)	4,635,273	123104	Milling and Flotation	PLANT & EQUIPMENT	Mining M&E	Sale Leaseback Assets (Personal P	2,706,000
485	20387		- CHP PH 2 Equipment / Pumps / Gen. / Boiler	31.12.2013	4,535,978	(113,399)	4,422,578	123161	CHP	SPARE PARTS	CHP Plant misc equipment	Sale Leaseback Assets (Personal P	2,525,000
397	20298		- WATER TREATMENT Multimedia F1lters	01.01.2013	4,476,491	(425,712)	4,050,779	123165	Water treatment-fresh water supply	PLANT & EQUIPMENT	Water Filtration	Sale Leaseback Assets (Personal P	2,251,000
510	20412		- SRU A300 Electrolysis/cell/Xformer	31.03.2014	3,491,483	(124,696)	3,366,787	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	SRU (Chlor-alkali)	Sale Leaseback Assets (Personal P	1,891,000
1490	90002		- CHP Phase 2 Turbine	31.12.2013	3,481,572	-	3,481,572	123161	CHP	ASSETS FOR SALE	Turbines & Generators	Sale Leaseback Assets (Personal P	1,965,000
431	20332		- SXI Heavies Separation MixerSettler	01.01.2013	3,094,898	(725,870)	2,369,028	123113	SX-I Separation	PLANT & EQUIPMENT	Tank Agitators & Mixers	Personal Property	1,216,000
348	20242		- MILL Reagent System Flocculant System	01.12.2012	3,077,437	(573,572)	2,503,864	123104	Milling and Flotation	PLANT & EQUIPMENT	Mining M&E	Sale Leaseback Assets (Personal P	1,544,000
446	20347		- SXI SXI MixerSettler	01.01.2013	2,891,981	(644,012)	2,247,969	123113	SX-I Separation	PLANT & EQUIPMENT	Tank Agitators & Mixers	Personal Property	1,136,000
396	20297		- WATER TREATMENT Multiflo Clarifer	01.01.2013	2,753,523	(206,514)	2,547,009	123165	Water treatment-fresh water supply	PLANT & EQUIPMENT	Water Filtration	Sale Leaseback Assets (Personal P	1,385,000
340	20234		- MILL Flotation Cells	01.12.2012	2,501,617	(448,573)	2,053,044	123104	Milling and Flotation	PLANT & EQUIPMENT	Mining M&E	Sale Leaseback Assets (Personal P	1,255,000
499	20401		- SRU A100 Raw Brine	31.03.2014	2,322,050	(82,930)	2,239,120	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	SRU (Chlor-alkali)	Sale Leaseback Assets (Personal P	1,258,000
519	20421		- SRU A850 Utilities Cooling Tower	31.03.2014	2,189,375	(36,490)	2,152,885	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	SRU (Chlor-alkali)	Sale Leaseback Assets (Personal P	1,186,000
496	20398		- SRU A50 General 480 V MCC 1	31.03.2014	2,096,971	(34,950)	2,062,022	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	Accessory Electrical Equipment	Sale Leaseback Assets (Personal P	1,177,000
1491	90003		- CHP PH 2 Equipment / Pumps / Gen. / Boiler	31.12.2013	1,591,769	-	1,591,769	123161	CHP	ASSETS FOR SALE	CHP Plant misc equipment	Sale Leaseback Assets (Personal P	886,000
405	20306		- WATER TREATMENT Motor Control Center	01.01.2013	1,517,561	(325,192)	1,192,369	123165	Water treatment-fresh water supply	PLANT & EQUIPMENT	Water Filtration	Sale Leaseback Assets (Personal P	763,000
402	20303		- WATER TREATMENT Chemical Feed Skids	01.01.2013	1,470,468	(315,100)	1,155,368	123165	Water treatment-fresh water supply	PLANT & EQUIPMENT	Water Filtration	Sale Leaseback Assets (Personal P	740,000
432	20333		- SXI SXH MixerSettler 2	01.01.2013	1,363,324	(303,597)	1,059,727	123113	SX-I Separation	PLANT & EQUIPMENT	Tank Agitators & Mixers	Personal Property	536,000
282	20176		- SD-2 CAT FRONT SHOVEL MODEL 6015	31.03.2012	1,345,914	(444,786)	901,127	123102	Crushing	PLANT & EQUIPMENT	Mining Vehicles	Personal Property	627,000
507	20409		- SRU A300 Electrolysis/cell/Xformer Buss Bars - A	31.03.2014	1,304,916	(21,749)	1,283,168	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	SRU (Chlor-alkali)	Sale Leaseback Assets (Personal P	707,000
284	20178		- CRUSHER CONVEYOR	31.03.2012	1,257,031	(243,256)	1,013,775	123102	Crushing	PLANT & EQUIPMENT	Conveyors	Personal Property	535,000
526	20429		- Brine Pipe Line fr Area 305 to Evap Pond	30.04.2014	1,231,738	(20,529)	1,211,209	123160	Brine Recovery	PLANT & EQUIPMENT	Piping	Sale Leaseback Assets (Personal P	692,000
494	20396		- SRU A50 General Unit Sub Station	31.03.2014	1,174,405	(19,573)	1,154,831	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	Accessory Electrical Equipment	Sale Leaseback Assets (Personal P	659,000
317	20211		- CHP Diesel Generator	01.09.2012	1,148,548	(105,343)	1,043,205	123161	CHP	HEAT & POWER	Turbines & Generators	Sale Leaseback Assets (Personal P	637,000
509	20411		- SRU A300 Electrolysis/cell/Xformer Chlorate Reacto	31.03.2014	1,028,893	(17,148)	1,011,745	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	SRU (Chlor-alkali)	Sale Leaseback Assets (Personal P	557,000
338	20232		- MILL Tailings Filter Press Conc Filter Press	01.12.2012	1,028,179	(191,876)	836,303	123104	Milling and Flotation	PLANT & EQUIPMENT	Filter Presses	Sale Leaseback Assets (Personal P	303,000
298	20192		- CRUSHER ALLOCATION MP	01.07.2012	1,027,457	(79,333)	948,124	123102	Crushing	PLANT & EQUIPMENT	Mining M&E	Personal Property	493,000
403	20304		- WATER TREATMENT FRP Tanks	01.01.2013	931,539	(199,616)	731,924	123165	Water treatment-fresh water supply	PLANT & EQUIPMENT	Tanks	Sale Leaseback Assets (Personal P	504,000
448	20349		- SXI FRP Tanks	01.01.2013	848,419	(188,933)	659,485	123113	SX-I Separation	PLANT & EQUIPMENT	Tanks	Personal Property	459,000
447	20348		- SXI FRP Tanks	01.01.2013	807,782	(179,884)	627,898	123113	SX-I Separation	PLANT & EQUIPMENT	Tanks	Personal Property	437,000
321	20215		- CHP Load Banks	01.09.2012	807,171	(74,032)	733,139	123161	CHP	HEAT & POWER	CHP Plant misc equipment	Sale Leaseback Assets (Personal P	425,000
514	20416		- SRU A500 HCL Synthesis / Storage	31.03.2014	801,057	(28,609)	772,447	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	SRU (Chlor-alkali)	Sale Leaseback Assets (Personal P	434,000
521	20423		- SRU A850 Utilities SRU Waste Collection Tank	31.03.2014	794,816	(13,247)	781,570	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	Tanks	Sale Leaseback Assets (Personal P	444,000

Molycorp Valuation of Certain Assets of Molycorp Detail – Mountain Pass site Valuation Date: August 1, 2014

D&P No.	Asset	No.	Asset description	Cap.date	Acquis.val.	Accum.dep.	Book val.	"Cost Center #"	Cost Center Description	Client Category	D&P Category Description	Exhibit Category	Fair Value
297	20191		- CRUSHER-MECH & ELECT MP	01.07.2012	706,066	(54,517)	651,549	123102	Crushing	PLANT & EQUIPMENT	Mining M&E	Personal Property	339,000
498	20400		- SRU A100 Raw Brine Saturator	31.03.2014	698,750	(11,646)	687,104	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	SRU (Chlor-alkali)	Sale Leaseback Assets (Personal P	378,000
502	20404		- SRU A200 Brine Treatment Filtered Brine Tank	31.03.2014	692,527	(11,542)	680,985	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	Tanks	Sale Leaseback Assets (Personal P	387,000
503	20405		- SRU A200 Brine Treatment Polished Brine Tank	31.03.2014	690,904	(11,515)	679,388	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	Tanks	Sale Leaseback Assets (Personal P	386,000
520	20422		- SRU A850 Utilities Paste Tails Collection Tank	31.03.2014	620,423	(10,340)	610,082	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	Tanks	Sale Leaseback Assets (Personal P	346,000
500	20402		- SRU A200 Brine Treatment Precip 2 Tank # 1	31.03.2014	614,784	(10,246)	604,537	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	Tanks	Sale Leaseback Assets (Personal P	343,000
495	20397		- SRU A50 General Switch Gear	31.03.2014	607,233	(10,121)	597,113	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	Accessory Electrical Equipment	Sale Leaseback Assets (Personal P	341,000
518	20420		- SRU A800 Brine Evaporation	31.03.2014	582,095	(20,789)	561,306	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	SRU (Chlor-alkali)	Sale Leaseback Assets (Personal P	315,000
497	20399		- SRU A50 General Switch , Rectifiers	31.03.2014	570,010	(20,358)	549,652	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	Accessory Electrical Equipment	Sale Leaseback Assets (Personal P	320,000
501	20403		- SRU A200 Brine Treatment Precip Tank #2	31.03.2014	557,714	(9,295)	548,419	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	Tanks	Sale Leaseback Assets (Personal P	311,000
512	20414		- SRU A400 Caustic Unit	31.03.2014	546,531	(19,519)	527,012	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	SRU (Chlor-alkali)	Sale Leaseback Assets (Personal P	296,000
434	20335		- SXI FRP Tanks	01.01.2013	537,687	(119,737)	417,951	123113	SX-I Separation	PLANT & EQUIPMENT	Tanks	Personal Property	291,000
395	20296		- WATER TREATMENT Filter Press	01.01.2013	525,127	(52,513)	472,615	123165	Water treatment-fresh water supply	PLANT & EQUIPMENT	Filter Presses	Sale Leaseback Assets (Personal P	158,000
406	20307		- WATER TREATMENT PLC	01.01.2013	472,478	(101,245)	371,233	123165	Water treatment-fresh water supply	PLANT & EQUIPMENT	Computers/IT	Sale Leaseback Assets (Personal P	142,000
316	20210		- CHP Centrifugal Chillers	01.09.2012	453,971	(41,637)	412,333	123161	CHP	HEAT & POWER	CHP Plant misc equipment	Sale Leaseback Assets (Personal P	239,000
435	20336		- SXI FRP Tanks	01.01.2013	442,019	(98,433)	343,586	123113	SX-I Separation	PLANT & EQUIPMENT	Tanks	Personal Property	239,000
351	20246		- MILL Other Sump Pump Tank	01.12.2012	430,252	(80,292)	349,959	123104	Milling and Flotation	PLANT & EQUIPMENT	Tanks	Sale Leaseback Assets (Personal P	232,000
400	20301		- WATER TREATMENT Clean -in-place Skids	01.01.2013	386,180	(82,753)	303,427	123165	Water treatment-fresh water supply	PLANT & EQUIPMENT	Water Filtration	Sale Leaseback Assets (Personal P	194,000
339	20233		- MILL Concentrate Thickener	01.12.2012	368,347	(68,740)	299,607	123104	Milling and Flotation	PLANT & EQUIPMENT	Tanks	Sale Leaseback Assets (Personal P	199,000
401	20302		- WATER TREATMENT Sludge Clarifier	01.01.2013	341,033	(25,577)	315,455	123165	Water treatment-fresh water supply	PLANT & EQUIPMENT	Water Filtration	Sale Leaseback Assets (Personal P	172,000
332	20226		- MILL Bridge Crane	01.12.2012	333,859	(62,304)	271,555	123104	Milling and Flotation	PLANT & EQUIPMENT	Warehouse Equipment	Sale Leaseback Assets (Personal P	175,000
334	20228		- MILL Crushing Systems	01.12.2012	332,211	(61,996)	270,214	123104	Milling and Flotation	PLANT & EQUIPMENT	Mining M&E	Sale Leaseback Assets (Personal P	167,000
343	20237		- MILL Tank Agitator, Flotation	01.12.2012	330,001	(61,584)	268,417	123104	Milling and Flotation	PLANT & EQUIPMENT	Tank Agitators & Mixers	Sale Leaseback Assets (Personal P	132,000
404	20305		- WATER TREATMENT Bolted Steel Tanks	01.01.2013	306,884	(65,761)	241,123	123165	Water treatment-fresh water supply	PLANT & EQUIPMENT	Tanks	Sale Leaseback Assets (Personal P	166,000
313	20207		- CHP Boiler Feedwater Pumps	01.09.2012	234,014	(21,463)	212,551	123161	CHP	HEAT & POWER	Pumps and Compressors	Sale Leaseback Assets (Personal P	118,000
315	20209		- CHP Deaerator	01.09.2012	223,256	(20,477)	202,779	123161	CHP	HEAT & POWER	CHP Plant misc equipment	Sale Leaseback Assets (Personal P	117,000
492	20394		- Mill Lab Equip	01.01.2014	217,227	(15,516)	201,711	123104	Milling and Flotation	PLANT & EQUIPMENT	Mining M&E	Sale Leaseback Assets (Personal P	116,000
345	20239		- MILL Ball Mill & Mill Feed Slurry Pumps	01.12.2012	213,375	(39,819)	173,556	123104	Milling and Flotation	PLANT & EQUIPMENT	Pumps and Compressors	Sale Leaseback Assets (Personal P	110,000
346	20240		- MILL Mill Flotation Sump Pumps	01.12.2012	205,495	(38,349)	167,146	123104	Milling and Flotation	PLANT & EQUIPMENT	Pumps and Compressors	Sale Leaseback Assets (Personal P	106,000
342	20236		- MILL Froth Pumps	01.12.2012	200,794	(37,472)	163,322	123104	Milling and Flotation	PLANT & EQUIPMENT	Pumps and Compressors	Sale Leaseback Assets (Personal P	104,000
449	20350		- SXI Mag Drive Pumps	01.01.2013	199,026	(44,321)	154,705	123113	SX-I Separation	PLANT & EQUIPMENT	Pumps and Compressors	Personal Property	101,000
318	20212		- CHP Cooling Towers	01.09.2012	194,201	(17,812)	176,389	123161	CHP	HEAT & POWER	CHP Plant misc equipment	Sale Leaseback Assets (Personal P	102,000
309	20203		- CHP Epoxy Coated Treated Water Tank	01.09.2012	156,173	(14,324)	141,849	123161	CHP	HEAT & POWER	Tanks	Sale Leaseback Assets (Personal P	83,000
307	20201		- CHP Condensate Storage Tank	01.09.2012	131,751	(12,084)	119,667	123161	CHP	HEAT & POWER	Tanks	Sale Leaseback Assets (Personal P	70,000
341	20235		- MILL Flotation Blowers	01.12.2012	120,321	(22,454)	97,867	123104	Milling and Flotation	PLANT & EQUIPMENT	Mining M&E	Sale Leaseback Assets (Personal P	60,000
437	20338		- SXI Used Heat Exchanger	01.01.2013	118,476	(26,383)	92,093	123113	SX-I Separation	PLANT & EQUIPMENT	Mining M&E	Personal Property	58,000
308	20202		- CHP Aqueous Ammonia Storage Tanks	01.09.2012	116,885	(10,721)	106,164	123161	CHP	HEAT & POWER	Tanks	Sale Leaseback Assets (Personal P	62,000
350	20245		- MILL Concentrate Water Screw Feeder	01.12.2012	107,315	(20,027)	87,289	123104	Milling and Flotation	PLANT & EQUIPMENT	Mining M&E	Sale Leaseback Assets (Personal P	54,000
436	20337		- SXI Mag Drive Pumps	01.01.2013	95,120	(21,182)	73,938	123113	SX-I Separation	PLANT & EQUIPMENT	Pumps and Compressors	Personal Property	48,000
523	20425		- SRU Metrohm Autotitrator	31.03.2014	79,204	(2,829)	76,375	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	Laboratory Equipment	Sale Leaseback Assets (Personal P	43,000
352	20247		- MILL Air Receivers	01.12.2012	78,892	(14,723)	64,170	123104	Milling and Flotation	PLANT & EQUIPMENT	Mining M&E	Sale Leaseback Assets (Personal P	40,000
516	20418		- SRU A700 Bleach Plant/ Bleach Filtration	31.03.2014	78,339	(2,798)	75,541	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	SRU (Chlor-alkali)	Sale Leaseback Assets (Personal P	42,000
333	20227		- MILL Ball Mill Cyclone System	01.12.2012	75,761	(14,138)	61,623	123104	Milling and Flotation	PLANT & EQUIPMENT	Mining M&E	Sale Leaseback Assets (Personal P	38,000
336	20230		- MILL Ball Mill Sump Pump Tank	01.12.2012	74,358	(13,876)	60,482	123104	Milling and Flotation	PLANT & EQUIPMENT	Tanks	Sale Leaseback Assets (Personal P	40,000
549	20452		- Mill Misc Equipments Improvements	01.04.2014	69,493	(2,482)	67,011	123104	Milling and Flotation	PLANT & EQUIPMENT	Mining M&E	Sale Leaseback Assets (Personal P	38,000
1461	60841		- Rockwell Automation - CIP	01.02.2013	69,421	(19,669)	49,752	123161	CHP	COMPUTER SOFTWARE	Software	Sale Leaseback Assets (Personal P	28,000
452	20353		- SXI Heat Exchangers	01.01.2013	65,548	(14,597)	50,951	123113	SX-I Separation	PLANT & EQUIPMENT	Mining M&E	Personal Property	32,000
543	20446		- SRU CA Back-up Air Compressor	01.04.2014	61,994	(1,550)	60,445	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	Pumps and Compressors	Sale Leaseback Assets (Personal P	34,000
349	20243		- MILL Reclaim Water Pumps	01.12.2012	58,776	(10,969)	47,808	123104	Milling and Flotation	PLANT & EQUIPMENT	Pumps and Compressors	Sale Leaseback Assets (Personal P	30,000
319	20213		- CHP Water Filtration System	01.09.2012	57,890	(5,310)	52,580	123161	CHP	HEAT & POWER	Water Filtration	Sale Leaseback Assets (Personal P	28,000
524	20426		- GC Carle 400	31.03.2014	55,037	(1,966)	53,071	123162	Salt Recovery/Chloralkali	PLANT & EQUIPMENT	Laboratory Equipment	Sale Leaseback Assets (Personal P	30,000
344	20238		- MILL Concentrate Thickener Underflow Pumps	01.12.2012	54,524	(10,175)	44,349	123104	Milling and Flotation	PLANT & EQUIPMENT	Pumps and Compressors	Sale Leaseback Assets (Personal P	28,000

Molycorp Valuation of Certain Assets of Molycorp Detail – Mountain Pass site Valuation Date: August 1, 2014

D&P No.	Asset	No.	Asset description	Cap.date	Acquis.val.	Accum.dep.	Book val.	"Cost Center #"	Cost Center Description	Client Category	D&P Category Description	Exhibit Category	Fair Value
347	20241		- MILL Pumps: Wash Water, Filtrate, Overflow	01.12.2012	52,192	(9,740)	42,452	123104	Milling and Flotation	PLANT & EQUIPMENT	Pumps and Compressors	Sale Leaseback Assets (Personal P	27,000
353	20248		- MILL Indoor Gas Unit Heaters	01.12.2012	42,997	(8,024)	34,973	123104	Milling and Flotation	PLANT & EQUIPMENT	Mining M&E	Sale Leaseback Assets (Personal P	22,000
441	20342		- SXI Scrubber Blower	01.01.2013	37,801	(8,418)	29,383	123113	SX-I Separation	PLANT & EQUIPMENT	Mining M&E	Personal Property	19,000
337	20231		- MILL Ball Mill Disconnect Switch	01.12.2012	36,479	(6,808)	29,672	123104	Milling and Flotation	PLANT & EQUIPMENT	Accessory Electrical Equipment	Sale Leaseback Assets (Personal P	20,000
530	20433		- Mobile Pump Skid	01.04.2014	29,538	(1,055)	28,483	123113	SX-I Separation	PLANT & EQUIPMENT	Pumps and Compressors	Personal Property	16,000
330	20224		- MILL Switches	01.12.2012	23,231	(4,335)	18,896	123104	Milling and Flotation	PLANT & EQUIPMENT	Accessory Electrical Equipment	Sale Leaseback Assets (Personal P	13,000
451	20352		- SXI Sump Pumps	01.01.2013	21,886	(4,874)	17,012	123113	SX-I Separation	PLANT & EQUIPMENT	Pumps and Compressors	Personal Property	11,000
335	20229		- MILL Mill Flotation Sump Pumps	01.12.2012	19,739	(3,684)	16,056	123104	Milling and Flotation	PLANT & EQUIPMENT	Pumps and Compressors	Sale Leaseback Assets (Personal P	10,000
444	20345		- SXI Charcoal Absorption Columns	01.01.2013	14,875	(3,313)	11,563	123113	SX-I Separation	PLANT & EQUIPMENT	Mining M&E	Personal Property	7,000
314	20208		- CHP Boiler Feedwater Pumps Piping	01.09.2012	14,515	(1,331)	13,183	123161	CHP	HEAT & POWER	Piping	Sale Leaseback Assets (Personal P	8,000
450	20351		- SXI Heat Exchangers	01.01.2013	13,402	(2,984)	10,418	123113	SX-I Separation	PLANT & EQUIPMENT	Mining M&E	Personal Property	7,000
433	20334		- SXI SXH MixerSettler 2	01.01.2013	13,269	(2,955)	10,314	123113	SX-I Separation	PLANT & EQUIPMENT	Tank Agitators & Mixers	Personal Property	5,000
440	20341		- SXI One 2 Ton Capacity Electric Chain Hoist	01.01.2013	13,063	(2,909)	10,154	123113	SX-I Separation	PLANT & EQUIPMENT	Warehouse Equipment	Personal Property	7,000
354	20249		- MILL Seal Water Pumps	01.12.2012	12,153	(2,268)	9,885	123104	Milling and Flotation	PLANT & EQUIPMENT	Pumps and Compressors	Sale Leaseback Assets (Personal P	6,000
541	20444		- SXI Raff Organic Skim	01.04.2014	11,697	(418)	11,279	123113	SX-I Separation	PLANT & EQUIPMENT	Mining M&E	Personal Property	6,000
439	20340		- SXI Refurbishing used heat exchangers	01.01.2013	11,171	(2,488)	8,683	123113	SX-I Separation	PLANT & EQUIPMENT	Mining M&E	Personal Property	5,000
443	20344		- SXI Sump Pumps	01.01.2013	9,727	(2,166)	7,561	123113	SX-I Separation	PLANT & EQUIPMENT	Pumps and Compressors	Personal Property	5,000
320	20214		- CHP Seal Flush Plan	01.09.2012	8,549	(784)	7,765	123161	CHP	HEAT & POWER	CHP Plant misc equipment	Sale Leaseback Assets (Personal P	4,000
438	20339		- SXI Static Mixers for SXHSXI	01.01.2013	4,647	(1,035)	3,612	123113	SX-I Separation	PLANT & EQUIPMENT	Tank Agitators & Mixers	Personal Property	2,000
442	20343		- SXI Heat Exchangers	01.01.2013	4,123	(918)	3,205	123113	SX-I Separation	PLANT & EQUIPMENT	Mining M&E	Personal Property	2,000
355	20251		- MILL Filter Cloth	01.12.2012	2,192	(496)	1,697	123104	Milling and Flotation	PLANT & EQUIPMENT	Mining M&E	Sale Leaseback Assets (Personal P	1,000
445	20346		- SXI Toe Plate Angle clips	01.01.2013	1,167	(260)	907	123113	SX-I Separation	PLANT & EQUIPMENT	Mining M&E	Personal Property	1,000
Total					264,921,701	-18,318,841	246,602,860						139,833,000

EXHIBIT B

CERTIFICATE OF ACCEPTANCE

Dated ____________, 2014
In compliance with the terms, conditions and provisions of the Equipment Lease Agreement dated as of September 11, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”) between the undersigned (“Lessee”) and OCM MLYCo CTB Ltd (“Lessor”), Lessee hereby:

(a)
certifies and warrants that all Equipment described in Exhibit A to the Agreement (the “Equipment”) is delivered, inspected and fully installed, and operational as of the Acceptance Date as indicated below; and

(b)	accepts all the Equipment for all purposes under the Agreement and all attendant documents as of the date above (the “Acceptance Date”).

LESSEE:
MOLYCORP MINERALS, LLC
By:
Name:
Title:

1

EXHIBIT C

SCHEDULED RENT SCHEDULE

Scheduled Rent shall be due and payable quarterly in arrears during the Lease Term on the dates and in the amounts specified in Part A of Schedule 1 attached to this Exhibit C; provided that unless the 2016 Notes Equity Refinancing (as defined in the Parent Financing Agreement) has occurred by June 15, 2016, scheduled Rent shall be due and payable quarterly in arrears during the Lease Term on the dates and in the amounts specified in Part B of Schedule 1 attached to this Exhibit C.

Schedule 1
to Exhibit C
to Equipment Lease Agreement
between Molycorp Minerals, LLC and OCM MLYCo CTB Ltd.

Part A. Original scheduled Rent

Payment Date                 Lease Payment

Year 1 Quarter 1	$2,474,267.25
Year 1 Quarter 2	$2,478,005.84
Year 1 Quarter 3	$2,564,736.05
Year 1 Quarter 4	$2,597,507.67
Year 2 Quarter 1	$2,602,103.50
Year 2 Quarter 2	$2,634,991.20
Year 2 Quarter 3	$2,697,616.48
Year 2 Quarter 4	$2,732,086.02
Year 3 Quarter 1	$2,736,919.97
Year 3 Quarter 2	$2,741,055.42
Year 3 Quarter 3	$2,836,992.36
Year 3 Quarter 4	$2,873,242.82
Year 4 Quarter 1	$2,878,326.52
Year 4 Quarter 2	$2,882,675.64
Year 4 Quarter 3	$2,983,569.29
Year 4 Quarter 4	$3,021,692.67
Year 5 Quarter 1	$3,027,039.02
Year 5 Quarter 2	$3,031,612.85
Year 5 Quarter 3	$3,137,719.30
Year 5 Quarter 4	$183,089,363.99

Part B. Scheduled Rent if 2016 Notes Equity Refinancing (as defined in the Parent Financing Agreement) has not occurred by June 15, 20161.

Payment Date                 Lease Payment            Interest Accrual

Year 1 Quarter 1	$2,474,267.25	$4,241,601.00

1Note: Consistent with the treatment for Income Tax Purposes of the transactions arising under the Purchase Agreement and this Agreement collectively as a financing, Lessee will treat the payments hereunder as payments of interest and principal and will determine the accruals of interest/OID (for U.S. federal income tax purposes only) based on the payment schedule in Part B.

Year 1 Quarter 2	$2,478,005.84	$4,248,010.01
Year 1 Quarter 3	$2,564,736.05	$4,396,690.36
Year 1 Quarter 4	$2,597,507.67	$4,452,870.30
Year 2 Quarter 1	$2,602,103.50	$4,460,748.86
Year 2 Quarter 2	$2,634,991.20	$4,517,127.77
Year 2 Quarter 3	$2,697,616.48	$4,624,485.40
Year 2 Quarter 4	$9,957,303.49	$4,289,652.64
Year 3 Quarter 1	$4,460,748.86	$4,460,748.86
Year 3 Quarter 2	$4,411,729.65	$4,411,729.65
Year 3 Quarter 3	$4,509,768.08	$4,509,768.08
Year 3 Quarter 4	$4,509,768.08	$4,509,768.08
Year 4 Quarter 1	$4,460,748.86	$4,460,748.86
Year 4 Quarter 2	$4,411,729.65	$4,411,729.65
Year 4 Quarter 3	$4,509,768.08	$4,509,768.08
Year 4 Quarter 4	$4,509,768.08	$4,509,768.08
Year 5 Quarter 1	$4,460,748.86	$4,460,748.86
Year 5 Quarter 2	$4,411,729.65	$4,411,729.65
Year 5 Quarter 3	$4,509,768.08	$4,509,768.08
Year 5 Quarter 4	$151,567,422.95	$4,509,768.08

Above, “Year 1 Quarter 1” means December 11, 2014, and each Payment Date thereafter is the 11th day of the third month following the immediately preceding Payment Date, except that (i) if any Payment Date would fall on a day that is not a business day, Payment Date shall be the next succeeding business day and (ii) “Year 5 Quarter 4” is the date that is the fifth anniversary of the Lease Commencement Date.

EXHIBIT D

STIPULATED LOSS OF VALUE SCHEDULE

[attached]

Molycorp
Valuation of Certain Assets of Molycorp
Detail – Mountain Pass site			Stipulated Loss Values
Valuation Date: August 1, 2014				Year 1				Year 2				Year 3				Year 4				Year 5

D&P No.	Asset	Asset description	Fair Value	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
517	20419	- SRU A800 Brine Evaporation Package	12,189,000	17,749,314	17,971,180	18,200,812	18,433,378	17,355,297	17,574,649	17,799,213	18,026,648	16,793,580	17,003,500	17,220,766	17,440,810	16,009,988	16,210,113	16,417,242	16,627,018	15,553,614	15,748,034	15,949,259	15,682,578
504	20406	- SRU A200 Brine Treatment	10,982,000	15,991,711	16,191,607	16,398,500	16,608,036	15,636,711	15,834,342	16,036,669	16,241,582	15,130,617	15,319,750	15,515,502	15,713,756	14,424,619	14,604,927	14,791,546	14,980,549	14,013,437	14,188,605	14,369,904	14,129,631
525	20428	- Brine Recovery	10,696,000	15,575,245	15,769,935	15,971,440	16,175,520	15,229,490	15,421,974	15,619,033	15,818,609	14,736,576	14,920,784	15,111,438	15,304,529	14,048,965	14,224,577	14,406,335	14,590,416	13,648,491	13,819,097	13,995,674	13,761,658
399	20300	- WATER TREATMENT Reverse Osmosis Skids	9,455,000	13,768,132	13,940,234	14,118,359	14,298,760	13,462,493	13,632,644	13,806,839	13,983,260	13,026,770	13,189,604	13,358,138	13,528,826	12,418,938	12,574,175	12,734,845	12,897,568	12,064,929	12,215,741	12,371,831	12,164,966
505	20407	- SRU A300 Electrolysis/cell/Xformer Electroylzer A	8,246,000	12,007,617	12,157,712	12,313,061	12,470,394	11,741,060	11,889,454	12,041,375	12,195,237	11,361,052	11,503,065	11,650,048	11,798,910	10,830,943	10,966,329	11,106,455	11,248,370	10,522,200	10,653,728	10,789,859	10,609,446
311	20205	- CHP Turbines	7,973,000	11,610,081	11,755,207	11,905,412	12,057,537	11,352,349	11,495,830	11,642,721	11,791,489	10,984,922	11,122,233	11,264,351	11,408,284	10,472,363	10,603,267	10,738,754	10,875,971	10,173,842	10,301,015	10,432,639	10,258,199
522	20424	- SRU A850 Utilities	4,348,000	6,331,448	6,410,591	6,492,504	6,575,464	6,190,896	6,269,142	6,349,248	6,430,377	5,990,523	6,065,405	6,142,907	6,221,400	5,711,004	5,782,391	5,856,278	5,931,108	5,548,209	5,617,561	5,689,341	5,594,212
513	20415	- SRU A500 HCL Synthesis / Storage HCLSynthesis Unit	4,202,000	6,118,846	6,195,332	6,274,494	6,354,668	5,983,014	6,058,633	6,136,048	6,214,454	5,789,369	5,861,736	5,936,636	6,012,493	5,519,236	5,588,227	5,659,632	5,731,949	5,361,907	5,428,931	5,498,301	5,406,366
312	20206	- CHP HRSGs	4,137,000	6,024,195	6,099,497	6,177,435	6,256,369	5,890,464	5,964,913	6,041,131	6,118,323	5,699,815	5,771,062	5,844,804	5,919,487	5,433,860	5,501,783	5,572,084	5,643,283	5,278,965	5,344,952	5,413,248	5,322,736
484	20386	- CHP Phase 2 Turbine	3,929,000	5,721,310	5,792,827	5,866,846	5,941,812	5,594,303	5,665,009	5,737,395	5,810,706	5,413,239	5,480,905	5,550,939	5,621,867	5,160,656	5,225,165	5,291,931	5,359,550	5,013,549	5,076,218	5,141,081	5,055,119
283	20177	- CRUSHER & MOBILE TRUCK - MP	3,186,000	4,639,373	4,697,365	4,757,387	4,818,176	4,536,383	4,593,718	4,652,416	4,711,863	4,389,560	4,444,429	4,501,219	4,558,735	4,184,742	4,237,051	4,291,191	4,346,023	4,065,454	4,116,272	4,168,869	4,099,163
407	20308	- WATER TREATMENT Multiple Equipment	3,173,000	4,620,442	4,678,198	4,737,975	4,798,516	4,517,873	4,574,974	4,633,432	4,692,637	4,371,649	4,426,295	4,482,853	4,540,134	4,167,667	4,219,763	4,273,682	4,328,290	4,048,865	4,099,476	4,151,858	4,082,437
511	20413	- SRU A400 Caustic Unit Caustic Evap Package PH1	3,192,000	4,648,110	4,706,211	4,766,346	4,827,249	4,544,926	4,602,369	4,661,177	4,720,737	4,397,826	4,452,799	4,509,696	4,567,320	4,192,623	4,245,031	4,299,273	4,354,208	4,073,110	4,124,024	4,176,720	4,106,882
331	20225	- MILL Ball Mill	2,703,000	3,936,040	3,985,241	4,036,163	4,087,736	3,848,664	3,897,307	3,947,106	3,997,541	3,724,099	3,770,651	3,818,831	3,867,627	3,550,332	3,594,711	3,640,644	3,687,163	3,449,128	3,492,242	3,536,865	3,477,726
515	20417	- SRU A700 Bleach Plant/ Bleach Filtration Scrubber	2,879,000	4,192,327	4,244,731	4,298,969	4,353,901	4,099,262	4,151,072	4,204,113	4,257,832	3,966,586	4,016,168	4,067,486	4,119,459	3,781,504	3,828,773	3,877,696	3,927,245	3,673,710	3,719,632	3,767,160	3,704,171
506	20408	- SRU A300 Electrolysis/cell/Xformer Rectifer -A	2,726,000	3,969,532	4,019,151	4,070,507	4,122,519	3,881,413	3,930,469	3,980,692	4,031,556	3,755,788	3,802,735	3,851,326	3,900,537	3,580,542	3,625,299	3,671,622	3,718,537	3,478,477	3,521,958	3,566,960	3,507,319
508	20410	- SRU A300 Electrolysis/cell/Xformer Rectifier - B	2,726,000	3,969,532	4,019,151	4,070,507	4,122,519	3,881,413	3,930,469	3,980,692	4,031,556	3,755,788	3,802,735	3,851,326	3,900,537	3,580,542	3,625,299	3,671,622	3,718,537	3,478,477	3,521,958	3,566,960	3,507,319
398	20299	- WATER TREATMENT Weak Acid Cation Vessels	2,526,000	3,678,297	3,724,276	3,771,864	3,820,060	3,596,643	3,642,100	3,688,638	3,735,771	3,480,235	3,523,738	3,568,763	3,614,364	3,317,846	3,359,319	3,402,244	3,445,717	3,223,269	3,263,560	3,305,261	3,249,995
486	20388	- Mill & Flotation Elictrical & Instrumentation	2,706,000	3,940,409	3,989,664	4,040,643	4,092,273	3,852,936	3,901,633	3,951,487	4,001,978	3,728,233	3,774,835	3,823,069	3,871,920	3,554,272	3,598,701	3,644,684	3,691,255	3,452,956	3,496,118	3,540,790	3,481,586
485	20387	- CHP PH 2 Equipment / Pumps / Gen. / Boiler	2,525,000	3,676,841	3,722,802	3,770,371	3,818,548	3,595,219	3,640,659	3,687,178	3,734,292	3,478,857	3,522,343	3,567,351	3,612,933	3,316,533	3,357,990	3,400,897	3,444,353	3,221,993	3,262,268	3,303,953	3,248,709
397	20298	- WATER TREATMENT Multimedia F1lters	2,251,000	3,277,849	3,318,822	3,361,230	3,404,179	3,205,084	3,245,593	3,287,065	3,329,066	3,101,349	3,140,116	3,180,240	3,220,876	2,956,640	2,993,598	3,031,849	3,070,590	2,872,359	2,908,264	2,945,425	2,896,175
510	20412	- SRU A300 Electrolysis/cell/Xformer	1,891,000	2,753,626	2,788,047	2,823,672	2,859,752	2,692,499	2,726,529	2,761,368	2,796,652	2,605,354	2,637,921	2,671,628	2,705,765	2,483,788	2,514,835	2,546,969	2,579,514	2,412,986	2,443,148	2,474,366	2,432,993
1490	90002	- CHP Phase 2 Turbine	1,965,000	2,861,383	2,897,151	2,934,170	2,971,662	2,797,864	2,833,225	2,869,428	2,906,093	2,707,309	2,741,150	2,776,176	2,811,649	2,580,985	2,613,247	2,646,639	2,680,457	2,507,413	2,538,755	2,571,195	2,528,203
431	20332	- SXI Heavies Separation MixerSettler	1,216,000	1,770,708	1,792,842	1,815,751	1,838,952	1,731,401	1,753,284	1,775,687	1,798,376	1,675,362	1,696,304	1,717,979	1,739,931	1,597,190	1,617,155	1,637,818	1,658,746	1,551,661	1,571,057	1,591,131	1,564,527
348	20242	- MILL Reagent System Flocculant System	1,544,000	2,248,334	2,276,438	2,305,526	2,334,985	2,198,423	2,226,209	2,254,655	2,283,464	2,127,269	2,153,860	2,181,382	2,209,255	2,028,011	2,053,361	2,079,598	2,106,171	1,970,201	1,994,829	2,020,318	1,986,537
446	20347	- SXI SXI MixerSettler	1,136,000	1,654,214	1,674,892	1,696,294	1,717,968	1,617,493	1,637,936	1,658,865	1,680,062	1,565,141	1,584,706	1,604,955	1,625,462	1,492,111	1,510,763	1,530,067	1,549,618	1,449,578	1,467,698	1,486,452	1,461,597
396	20297	- WATER TREATMENT Multiflo Clarifer	1,385,000	2,016,802	2,042,012	2,068,104	2,094,530	1,972,031	1,996,955	2,022,472	2,048,315	1,908,205	1,932,057	1,956,745	1,981,748	1,819,168	1,841,907	1,865,443	1,889,279	1,767,311	1,789,403	1,812,267	1,781,965
340	20234	- MILL Flotation Cells	1,255,000	1,827,499	1,850,343	1,873,986	1,897,932	1,786,931	1,809,515	1,832,637	1,856,054	1,729,095	1,750,709	1,773,079	1,795,735	1,648,415	1,669,021	1,690,347	1,711,946	1,601,426	1,621,444	1,642,163	1,614,705
499	20401	- SRU A100 Raw Brine	1,258,000	1,831,868	1,854,766	1,878,466	1,902,469	1,791,202	1,813,841	1,837,018	1,860,491	1,733,229	1,754,894	1,777,318	1,800,028	1,652,356	1,673,010	1,694,388	1,716,038	1,605,254	1,625,320	1,646,088	1,618,565
519	20421	- SRU A850 Utilities Cooling Tower	1,186,000	1,727,023	1,748,611	1,770,954	1,793,583	1,688,685	1,710,028	1,731,879	1,754,008	1,634,030	1,654,455	1,675,595	1,697,006	1,557,785	1,577,258	1,597,411	1,617,823	1,513,380	1,532,297	1,551,876	1,525,928
496	20398	- SRU A50 General 480 V MCC 1	1,177,000	1,713,918	1,735,342	1,757,515	1,779,973	1,675,870	1,697,052	1,718,736	1,740,698	1,621,630	1,641,900	1,662,880	1,684,128	1,545,964	1,565,289	1,585,289	1,605,546	1,501,895	1,520,669	1,540,100	1,514,349
1491	90003	- CHP PH 2 Equipment / Pumps / Gen. / Boiler	886,000	1,290,171	1,306,298	1,322,990	1,339,894	1,261,530	1,277,475	1,293,798	1,310,330	1,220,700	1,235,959	1,251,752	1,267,746	1,163,742	1,178,289	1,193,345	1,208,593	1,130,569	1,144,701	1,159,328	1,139,943

Molycorp
Valuation of Certain Assets of Molycorp
Detail – Mountain Pass site			Stipulated Loss Values
Valuation Date: August 1, 2014				Year 1				Year 2				Year 3				Year 4				Year 5

D&P No.	Asset	Asset description	Fair Value	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
405	20306	- WATER TREATMENT Motor Control Center	763,000	1,111,061	1,124,950	1,139,324	1,153,882	1,086,397	1,100,128	1,114,185	1,128,422	1,051,235	1,064,375	1,077,976	1,091,750	1,002,184	1,014,711	1,027,677	1,040,808	973,616	985,786	998,383	981,689
402	20303	- WATER TREATMENT Chemical Feed Skids	740,000	1,077,569	1,091,039	1,104,980	1,119,099	1,053,648	1,066,965	1,080,599	1,094,406	1,019,546	1,032,291	1,045,481	1,058,840	971,974	984,124	996,699	1,009,434	944,267	956,071	968,287	952,097
432	20333	- SXI SXH MixerSettler 2	536,000	780,510	790,266	800,364	810,591	763,183	772,829	782,704	792,705	738,482	747,713	757,267	766,943	704,024	712,825	721,933	731,158	683,956	692,505	701,354	689,627
282	20176	- SD-2 CAT FRONT SHOVEL MODEL 6015	627,000	913,022	924,434	936,247	948,210	892,753	904,037	915,588	927,288	863,859	874,657	885,833	897,152	823,551	833,845	844,500	855,291	800,075	810,076	820,427	806,709
507	20409	- SRU A300 Electrolysis/cell/Xformer Buss Bars - A	707,000	1,029,516	1,042,384	1,055,704	1,069,193	1,006,661	1,019,384	1,032,410	1,045,602	974,080	986,256	998,858	1,011,621	928,629	940,237	952,251	964,419	902,158	913,435	925,107	909,638
284	20178	- CRUSHER CONVEYOR	535,000	779,053	788,792	798,871	809,078	761,759	771,387	781,244	791,226	737,104	746,318	755,854	765,513	702,711	711,495	720,586	729,794	682,680	691,213	700,045	688,340
526	20429	- Brine Pipe Line fr Area 305 to Evap Pond	692,000	1,007,673	1,020,269	1,033,306	1,046,509	985,304	997,757	1,010,506	1,023,418	953,414	965,331	977,666	990,158	908,927	920,289	932,048	943,957	883,018	894,055	905,479	890,339
494	20396	- SRU A50 General Unit Sub Station	659,000	959,619	971,614	984,029	996,603	938,317	950,176	962,317	974,613	907,947	919,297	931,043	942,940	865,582	876,402	887,600	898,942	840,908	851,420	862,299	847,881
317	20211	- CHP Diesel Generator	637,000	927,583	939,178	951,179	963,333	906,992	918,455	930,191	942,077	877,636	888,607	899,961	911,461	836,686	847,144	857,969	868,932	812,836	822,996	833,512	819,575
509	20411	- SRU A300 Electrolysis/cell/Xformer Chlorate Reacto	557,000	811,089	821,228	831,721	842,349	793,084	803,108	813,370	823,763	767,415	777,008	786,936	796,992	731,607	740,753	750,218	759,804	710,753	719,637	728,832	716,646
338	20232	- MILL Tailings Filter Press Conc Filter Press	303,000	441,221	446,736	452,444	458,226	431,426	436,879	442,461	448,115	417,463	422,681	428,082	433,552	397,984	402,959	408,108	413,322	386,639	391,472	396,474	389,845
298	20192	- CRUSHER ALLOCATION MP	493,000	717,894	726,868	736,156	745,562	701,958	710,830	719,912	729,111	679,238	687,729	696,516	705,416	647,545	655,639	664,017	672,501	629,086	636,950	645,089	634,302
403	20304	- WATER TREATMENT FRP Tanks	504,000	733,912	743,086	752,581	762,197	717,620	726,690	735,975	745,379	694,394	703,074	712,057	721,156	661,993	670,268	678,833	687,507	643,123	651,162	659,482	648,455
448	20349	- SXI FRP Tanks	459,000	668,384	676,739	685,386	694,144	653,547	661,807	670,263	678,828	632,394	640,299	648,481	656,767	602,887	610,423	618,222	626,122	585,701	593,022	600,600	590,557
447	20348	- SXI FRP Tanks	437,000	636,348	644,303	652,535	660,873	622,222	630,086	638,137	646,291	602,083	609,609	617,399	625,288	573,990	581,165	588,591	596,112	557,628	564,598	571,813	562,252
321	20215	- CHP Load Banks	425,000	618,874	626,610	634,617	642,726	605,136	612,784	620,614	628,544	585,550	592,870	600,445	608,117	558,228	565,206	572,428	579,743	542,316	549,095	556,111	546,812
514	20416	- SRU A500 HCL Synthesis / Storage	434,000	631,980	639,880	648,056	656,337	617,951	625,761	633,757	641,855	597,950	605,424	613,160	620,995	570,050	577,175	584,550	592,019	553,800	560,723	567,887	558,392
521	20423	- SRU A850 Utilities SRU Waste Collection Tank	444,000	646,542	654,623	662,988	671,459	632,189	640,179	648,359	656,644	611,728	619,374	627,289	635,304	583,184	590,474	598,019	605,660	566,560	573,642	580,972	571,258
297	20191	- CRUSHER-MECH & ELECT MP	339,000	493,643	499,814	506,200	512,668	482,685	488,785	495,031	501,356	467,062	472,901	478,943	485,063	445,269	450,835	456,596	462,430	432,577	437,984	443,580	436,163
498	20400	- SRU A100 Raw Brine Saturator	378,000	550,434	557,314	564,436	571,648	538,215	545,017	551,982	559,035	520,795	527,305	534,043	540,867	496,495	502,701	509,124	515,630	482,342	488,371	494,612	486,341
502	20404	- SRU A200 Brine Treatment Filtered Brine Tank	387,000	563,540	570,584	577,875	585,259	551,030	557,994	565,124	572,345	533,195	539,860	546,758	553,745	508,316	514,670	521,246	527,907	493,826	499,999	506,388	497,921
503	20405	- SRU A200 Brine Treatment Polished Brine Tank	386,000	562,083	569,109	576,381	583,746	549,606	556,552	563,664	570,866	531,817	538,465	545,345	552,314	507,003	513,340	519,900	526,543	492,550	498,707	505,079	496,634
520	20422	- SRU A850 Utilities Paste Tails Collection Tank	346,000	503,836	510,134	516,653	523,254	492,652	498,878	505,253	511,709	476,707	482,666	488,833	495,079	454,464	460,144	466,024	471,979	441,509	447,028	452,740	445,170
500	20402	- SRU A200 Brine Treatment Precip 2 Tank # 1	343,000	499,468	505,711	512,173	518,718	488,380	494,553	500,872	507,272	472,573	478,481	484,595	490,787	450,523	456,155	461,983	467,886	437,681	443,152	448,814	441,310
495	20397	- SRU A50 General Switch Gear	341,000	496,556	502,763	509,187	515,693	485,533	491,669	497,952	504,314	469,818	475,691	481,769	487,925	447,896	453,495	459,289	465,158	435,129	440,568	446,197	438,736
518	20420	- SRU A800 Brine Evaporation	315,000	458,695	464,429	470,363	476,373	448,512	454,181	459,985	465,862	433,996	439,421	445,036	450,722	413,746	418,918	424,270	429,692	401,952	406,976	412,176	405,284
497	20399	SRU A50 General Switch , Rectifiers	320,000	465,976	471,801	477,829	483,935	455,632	461,390	467,286	473,257	440,885	446,396	452,100	457,877	420,313	425,567	431,005	436,512	408,332	413,436	418,719	411,718
501	20403	SRU A200 Brine Treatment Precip Tank #2	311,000	452,870	458,531	464,390	470,324	442,817	448,414	454,144	459,946	428,485	433,841	439,385	444,999	408,492	413,598	418,883	424,235	396,847	401,808	406,942	400,138
512	20414	SRU A400 Caustic Unit	296,000	431,028	436,416	441,992	447,640	421,459	426,786	432,239	437,763	407,818	412,916	418,192	423,536	388,790	393,649	398,679	403,774	377,707	382,428	387,315	380,839
434	20335	SXI FRP Tanks	291,000	423,747	429,044	434,526	440,078	414,340	419,577	424,938	430,368	400,930	405,941	411,128	416,382	382,222	387,000	391,945	396,953	371,327	375,968	380,772	374,406
395	20296	WATER TREATMENT Filter Press	158,000	230,076	232,952	235,928	238,943	224,968	227,812	230,722	233,671	217,687	220,408	223,224	226,077	207,530	210,124	212,809	215,528	201,614	204,134	206,742	203,286
406	20307	WATER TREATMENT PLC	142,000	206,777	209,362	212,037	214,746	202,187	204,742	207,358	210,008	195,643	198,088	200,619	203,183	186,514	188,845	191,258	193,702	181,197	183,462	185,806	182,700

Molycorp
Valuation of Certain Assets of Molycorp
Detail – Mountain Pass site			Stipulated Loss Values
Valuation Date: August 1, 2014				Year 1				Year 2				Year 3				Year 4				Year 5

D&P No.	Asset	Asset description	Fair Value	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
316	20210	CHP Centrifugal Chillers	239,000	348,026	352,376	356,879	361,439	340,300	344,601	349,004	353,464	329,286	333,402	337,662	341,977	313,921	317,845	321,907	326,020	304,973	308,785	312,731	307,502
435	20336	SXI FRP Tanks	239,000	348,026	352,376	356,879	361,439	340,300	344,601	349,004	353,464	329,286	333,402	337,662	341,977	313,921	317,845	321,907	326,020	304,973	308,785	312,731	307,502
351	20246	MILL Other Sump Pump Tank	232,000	337,833	342,055	346,426	350,853	330,333	334,508	338,782	343,111	319,642	323,637	327,772	331,961	304,727	308,536	312,478	316,471	296,041	299,741	303,571	298,495
400	20301	WATER TREATMENT Clean -in-place Skids	194,000	282,498	286,029	289,684	293,385	276,227	279,718	283,292	286,912	267,286	270,628	274,086	277,588	254,815	258,000	261,297	264,635	247,551	250,646	253,848	249,604
339	20233	MILL Concentrate Thickener	199,000	289,779	293,401	297,150	300,947	283,346	286,927	290,593	294,307	274,175	277,602	281,150	284,742	261,382	264,649	268,031	271,456	253,931	257,105	260,391	256,037
401	20302	WATER TREATMENT Sludge Clarifier	172,000	250,462	253,593	256,833	260,115	244,902	247,997	251,166	254,376	236,976	239,938	243,004	246,109	225,918	228,742	231,665	234,625	219,478	222,222	225,061	221,298
332	20226	MILL Bridge Crane	175,000	254,831	258,016	261,313	264,652	249,174	252,323	255,547	258,812	241,109	244,123	247,242	250,401	229,859	232,732	235,706	238,718	223,306	226,098	228,987	225,158
334	20228	MILL Crushing Systems	167,000	243,181	246,221	249,367	252,553	237,783	240,788	243,865	246,981	230,087	232,963	235,940	238,954	219,351	222,093	224,931	227,805	213,098	215,762	218,519	214,865
343	20237	MILL Tank Agitator, Flotation	132,000	192,215	194,618	197,105	199,623	187,948	190,324	192,755	195,218	181,865	184,138	186,491	188,874	173,379	175,546	177,789	180,061	168,437	170,542	172,721	169,833
404	20305	WATER TREATMENT Bolted Steel Tanks	166,000	241,725	244,747	247,874	251,041	236,359	239,346	242,405	245,502	228,709	231,568	234,527	237,524	218,037	220,763	223,584	226,441	211,822	214,470	217,210	213,578
313	20207	CHP Boiler Feedwater Pumps	118,000	171,829	173,976	176,200	178,451	168,014	170,138	172,312	174,513	162,576	164,608	166,712	168,842	154,990	156,928	158,933	160,964	150,572	152,455	154,403	151,821
315	20209	CHP Deaerator	117,000	170,372	172,502	174,706	176,939	166,590	168,696	170,851	173,035	161,199	163,214	165,299	167,411	153,677	155,598	157,586	159,600	149,296	151,163	153,094	150,534
492	20394	Mill Lab Equip	116,000	168,916	171,028	173,213	175,426	165,166	167,254	169,391	171,556	159,821	161,819	163,886	165,980	152,363	154,268	156,239	158,236	148,020	149,871	151,786	149,248
345	20239	MILL Ball Mill & Mill Feed Slurry Pumps	110,000	160,179	162,181	164,254	166,353	156,623	158,603	160,630	162,682	151,554	153,449	155,409	157,395	144,483	146,289	148,158	150,051	140,364	142,119	143,935	141,528
346	20240	MILL Mill Flotation Sump Pumps	106,000	154,355	156,284	158,281	160,303	150,928	152,836	154,788	156,766	146,043	147,869	149,758	151,672	139,229	140,969	142,770	144,595	135,260	136,951	138,701	136,381
342	20236	MILL Froth Pumps	104,000	151,442	153,335	155,294	157,279	148,080	149,952	151,868	153,808	143,288	145,079	146,932	148,810	136,602	138,309	140,077	141,866	132,708	134,367	136,084	133,808
449	20350	SXI Mag Drive Pumps	101,000	147,074	148,912	150,815	152,742	143,809	145,626	147,487	149,372	139,154	140,894	142,694	144,517	132,661	134,320	136,036	137,774	128,880	130,491	132,158	129,948
318	20212	CHP Cooling Towers	102,000	148,530	150,386	152,308	154,254	145,233	147,068	148,947	150,851	140,532	142,289	144,107	145,948	133,975	135,649	137,383	139,138	130,156	131,783	133,467	131,235
309	20203	CHP Epoxy Coated Treated Water Tank	83,000	120,863	122,373	123,937	125,521	118,179	119,673	121,202	122,751	114,355	115,784	117,263	118,762	109,019	110,381	111,792	113,220	105,911	107,235	108,605	106,789
307	20201	CHP Condensate Storage Tank	70,000	101,932	103,206	104,525	105,861	99,669	100,929	102,219	103,525	96,444	97,649	98,897	100,161	91,943	93,093	94,282	95,487	89,323	90,439	91,595	90,063
341	20235	MILL Flotation Blowers	60,000	87,370	88,463	89,593	90,738	85,431	86,511	87,616	88,736	82,666	83,699	84,769	85,852	78,809	79,794	80,813	81,846	76,562	77,519	78,510	77,197
437	20338	SXI Used Heat Exchanger	58,000	84,458	85,514	86,607	87,713	82,583	83,627	84,696	85,778	79,910	80,909	81,943	82,990	76,182	77,134	78,120	79,118	74,010	74,935	75,893	74,624
308	20202	CHP Aqueous Ammonia Storage Tanks	62,000	90,283	91,411	92,579	93,762	88,279	89,394	90,537	91,694	85,421	86,489	87,594	88,714	81,436	82,454	83,507	84,574	79,114	80,103	81,127	79,770
350	20245	MILL Concentrate Water Screw Feeder	54,000	78,633	79,616	80,634	81,664	76,888	77,860	78,855	79,862	74,399	75,329	76,292	77,267	70,928	71,814	72,732	73,661	68,906	69,767	70,659	69,477
436	20337	SXI Mag Drive Pumps	48,000	69,896	70,770	71,674	72,590	68,345	69,209	70,093	70,989	66,133	66,959	67,815	68,682	63,047	63,835	64,651	65,477	61,250	62,015	62,808	61,758
523	20425	SRU Metrohm Autotitrator	43,000	62,616	63,398	64,208	65,029	61,226	61,999	62,792	63,594	59,244	59,984	60,751	61,527	56,480	57,186	57,916	58,656	54,870	55,555	56,265	55,325
352	20247	MILL Air Receivers	40,000	58,247	58,975	59,729	60,492	56,954	57,674	58,411	59,157	55,111	55,799	56,512	57,235	52,539	53,196	53,876	54,564	51,041	51,679	52,340	51,465
516	20418	SRU A700 Bleach Plant/ Bleach Filtration	42,000	61,159	61,924	62,715	63,516	59,802	60,557	61,331	62,115	57,866	58,589	59,338	60,096	55,166	55,856	56,569	57,292	53,594	54,263	54,957	54,038
333	20227	MILL Ball Mill Cyclone System	38,000	55,335	56,026	56,742	57,467	54,106	54,790	55,490	56,199	52,355	53,010	53,687	54,373	49,912	50,536	51,182	51,836	48,489	49,096	49,723	48,891
336	20230	MILL Ball Mill Sump Pump Tank	40,000	58,247	58,975	59,729	60,492	56,954	57,674	58,411	59,157	55,111	55,799	56,512	57,235	52,539	53,196	53,876	54,564	51,041	51,679	52,340	51,465
549	20452	Mill Misc Equipments Improvements	38,000	55,335	56,026	56,742	57,467	54,106	54,790	55,490	56,199	52,355	53,010	53,687	54,373	49,912	50,536	51,182	51,836	48,489	49,096	49,723	48,891
1461	60841	Rockwell Automation - CIP	28,000	40,773	41,283	41,810	42,344	39,868	40,372	40,888	41,410	38,577	39,060	39,559	40,064	36,777	37,237	37,713	38,195	35,729	36,176	36,638	36,025
452	20353	SXI Heat Exchangers	32,000	46,598	47,180	47,783	48,393	45,563	46,139	46,729	47,326	44,088	44,640	45,210	45,788	42,031	42,557	43,100	43,651	40,833	41,344	41,872	41,172
543	20446	SRU CA Back-up Air Compressor	34,000	49,510	50,129	50,769	51,418	48,411	49,023	49,649	50,284	46,844	47,430	48,036	48,649	44,658	45,216	45,794	46,379	43,385	43,928	44,489	43,745
349	20243	MILL Reclaim Water Pumps	30,000	43,685	44,231	44,796	45,369	42,715	43,255	43,808	44,368	41,333	41,850	42,384	42,926	39,404	39,897	40,407	40,923	38,281	38,760	39,255	38,599
319	20213	CHP Water Filtration System	28,000	40,773	41,283	41,810	42,344	39,868	40,372	40,888	41,410	38,577	39,060	39,559	40,064	36,777	37,237	37,713	38,195	35,729	36,176	36,638	36,025
524	20426	GC Carle 400	30,000	43,685	44,231	44,796	45,369	42,715	43,255	43,808	44,368	41,333	41,850	42,384	42,926	39,404	39,897	40,407	40,923	38,281	38,760	39,255	38,599
344	20238	MILL Concentrate Thickener Underflow Pumps	28,000	40,773	41,283	41,810	42,344	39,868	40,372	40,888	41,410	38,577	39,060	39,559	40,064	36,777	37,237	37,713	38,195	35,729	36,176	36,638	36,025
347	20241	MILL Pumps: Wash Water, Filtrate, Overflow	27,000	39,317	39,808	40,317	40,832	38,444	38,930	39,427	39,931	37,200	37,665	38,146	38,633	35,464	35,907	36,366	36,831	34,453	34,884	35,329	34,739

Molycorp
Valuation of Certain Assets of Molycorp
Detail – Mountain Pass site			Stipulated Loss Values
Valuation Date: August 1, 2014				Year 1				Year 2				Year 3				Year 4				Year 5

D&P No.	Asset	Asset description	Fair Value	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
353	20248	MILL Indoor Gas Unit Heaters	22,000	32,036	32,436	32,851	33,271	31,325	31,721	32,126	32,536	30,311	30,690	31,082	31,479	28,897	29,258	29,632	30,010	28,073	28,424	28,787	28,306
441	20342	SXI Scrubber Blower	19,000	27,667	28,013	28,371	28,734	27,053	27,395	27,745	28,100	26,178	26,505	26,843	27,186	24,956	25,268	25,591	25,918	24,245	24,548	24,861	24,446
337	20231	MILL Ball Mill Disconnect Switch	20,000	29,123	29,488	29,864	30,246	28,477	28,837	29,205	29,579	27,555	27,900	28,256	28,617	26,270	26,598	26,938	27,282	25,521	25,840	26,170	25,732
530	20433	Mobile Pump Skid	16,000	23,299	23,590	23,891	24,197	22,782	23,070	23,364	23,663	22,044	22,320	22,605	22,894	21,016	21,278	21,550	21,826	20,417	20,672	20,936	20,586
330	20224	MILL Switches	13,000	18,930	19,167	19,412	19,660	18,510	18,744	18,983	19,226	17,911	18,135	18,367	18,601	17,075	17,289	17,510	17,733	16,588	16,796	17,010	16,726
451	20352	SXI Sump Pumps	11,000	16,018	16,218	16,425	16,635	15,662	15,860	16,063	16,268	15,155	15,345	15,541	15,740	14,448	14,629	14,816	15,005	14,036	14,212	14,393	14,153
335	20229	MILL Mill Flotation Sump Pumps	10,000	14,562	14,744	14,932	15,123	14,238	14,418	14,603	14,789	13,778	13,950	14,128	14,309	13,135	13,299	13,469	13,641	12,760	12,920	13,085	12,866
444	20345	SXI Charcoal Absorption Columns	7,000	10,193	10,321	10,453	10,586	9,967	10,093	10,222	10,352	9,644	9,765	9,890	10,016	9,194	9,309	9,428	9,549	8,932	9,044	9,159	9,006
314	20208	CHP Boiler Feedwater Pumps Piping	8,000	11,649	11,795	11,946	12,098	11,391	11,535	11,682	11,831	11,022	11,160	11,302	11,447	10,508	10,639	10,775	10,913	10,208	10,336	10,468	10,293
450	20351	SXI Heat Exchangers	7,000	10,193	10,321	10,453	10,586	9,967	10,093	10,222	10,352	9,644	9,765	9,890	10,016	9,194	9,309	9,428	9,549	8,932	9,044	9,159	9,006
433	20334	SXI SXH MixerSettler 2	5,000	7,281	7,372	7,466	7,561	7,119	7,209	7,301	7,395	6,889	6,975	7,064	7,154	6,567	6,649	6,734	6,821	6,380	6,460	6,542	6,433
440	20341	SXI One 2 Ton Capacity Electric Chain Hoist	7,000	10,193	10,321	10,453	10,586	9,967	10,093	10,222	10,352	9,644	9,765	9,890	10,016	9,194	9,309	9,428	9,549	8,932	9,044	9,159	9,006
354	20249	MILL Seal Water Pumps	6,000	8,737	8,846	8,959	9,074	8,543	8,651	8,762	8,874	8,267	8,370	8,477	8,585	7,881	7,979	8,081	8,185	7,656	7,752	7,851	7,720
541	20444	- SXI Raff Organic Skim	6,000	8,737	8,846	8,959	9,074	8,543	8,651	8,762	8,874	8,267	8,370	8,477	8,585	7,881	7,979	8,081	8,185	7,656	7,752	7,851	7,720
439	20340	- SXI Refurbishing used heat exchangers	5,000	7,281	7,372	7,466	7,561	7,119	7,209	7,301	7,395	6,889	6,975	7,064	7,154	6,567	6,649	6,734	6,821	6,380	6,460	6,542	6,433
443	20344	- SXI Sump Pumps	5,000	7,281	7,372	7,466	7,561	7,119	7,209	7,301	7,395	6,889	6,975	7,064	7,154	6,567	6,649	6,734	6,821	6,380	6,460	6,542	6,433
320	20214	- CHP Seal Flush Plan	4,000	5,825	5,898	5,973	6,049	5,695	5,767	5,841	5,916	5,511	5,580	5,651	5,723	5,254	5,320	5,388	5,456	5,104	5,168	5,234	5,146
438	20339	- SXI Static Mixers for SXHSXI	2,000	2,912	2,949	2,986	3,025	2,848	2,884	2,921	2,958	2,756	2,790	2,826	2,862	2,627	2,660	2,694	2,728	2,552	2,584	2,617	2,573
442	20343	- SXI Heat Exchangers	2,000	2,912	2,949	2,986	3,025	2,848	2,884	2,921	2,958	2,756	2,790	2,826	2,862	2,627	2,660	2,694	2,728	2,552	2,584	2,617	2,573
355	20251	- MILL Filter Cloth	1,000	1,456	1,474	1,493	1,512	1,424	1,442	1,460	1,479	1,378	1,395	1,413	1,431	1,313	1,330	1,347	1,364	1,276	1,292	1,308	1,287
445	20346	- SXI Toe Plate Angle clips	1,000	1,456	1,474	1,493	1,512	1,424	1,442	1,460	1,479	1,378	1,395	1,413	1,431	1,313	1,330	1,347	1,364	1,276	1,292	1,308	1,287
			139,833,000	203,621,280	206,166,546	208,800,896	211,468,908	199,101,093	201,617,510	204,193,734	206,802,876	192,657,038	195,065,251	197,557,752	200,082,101	183,667,619	185,963,465	188,339,664	190,746,227	178,432,070	180,662,471	182,970,936	179,911,552

Molycorp
Valuation of Certain Assets of Molycorp
Detail – Mountain Pass Site			Stipulated Loss Values – Adjusted Rent Schedule
Valuation Date: August 1, 2014				Year 1				Year 2				Year 3				Year 4				Year 5

D&P No.	Asset	Asset description	Fair Value	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
517	20419	- SRU A800 Brine Evaporation Package	12,189,000	17,749,314	17,971,180	18,200,812	18,433,378	17,355,297	17,574,649	17,799,213	17,138,683	15,767,076	15,767,076	15,767,076	15,767,076	14,292,918	14,292,918	14,292,918	14,292,918	13,203,323	13,203,323	13,203,323	12,818,761
504	20406	- SRU A200 Brine Treatment	10,982,000	15,991,711	16,191,607	16,398,500	16,608,036	15,636,711	15,834,342	16,036,669	15,441,547	14,205,761	14,205,761	14,205,761	14,205,761	12,877,580	12,877,580	12,877,580	12,877,580	11,895,881	11,895,881	11,895,881	11,549,399
525	20428	- Brine Recovery	10,696,000	15,575,245	15,769,935	15,971,440	16,175,520	15,229,490	15,421,974	15,619,033	15,039,409	13,835,806	13,835,806	13,835,806	13,835,806	12,542,214	12,542,214	12,542,214	12,542,214	11,586,082	11,586,082	11,586,082	11,248,623
399	20300	- WATER TREATMENT Reverse Osmosis Skids	9,455,000	13,768,132	13,940,234	14,118,359	14,298,760	13,462,493	13,632,644	13,806,839	13,294,466	12,230,511	12,230,511	12,230,511	12,230,511	11,087,008	11,087,008	11,087,008	11,087,008	10,241,810	10,241,810	10,241,810	9,943,505
505	20407	- SRU A300 Electrolysis/cell/Xformer Electroylzer A	8,246,000	12,007,617	12,157,712	12,313,061	12,470,394	11,741,060	11,889,454	12,041,375	11,594,518	10,666,610	10,666,610	10,666,610	10,666,610	9,669,325	9,669,325	9,669,325	9,669,325	8,932,202	8,932,202	8,932,202	8,672,040
311	20205	- CHP Turbines	7,973,000	11,610,081	11,755,207	11,905,412	12,057,537	11,352,349	11,495,830	11,642,721	11,210,659	10,313,471	10,313,471	10,313,471	10,313,471	9,349,203	9,349,203	9,349,203	9,349,203	8,636,484	8,636,484	8,636,484	8,384,935
522	20424	- SRU A850 Utilities	4,348,000	6,331,448	6,410,591	6,492,504	6,575,464	6,190,896	6,269,142	6,349,248	6,113,627	5,624,353	5,624,353	5,624,353	5,624,353	5,098,499	5,098,499	5,098,499	5,098,499	4,709,824	4,709,824	4,709,824	4,572,645
513	20415	- SRU A500 HCL Synthesis / Storage HCLSynthesis Unit	4,202,000	6,118,846	6,195,332	6,274,494	6,354,668	5,983,014	6,058,633	6,136,048	5,908,339	5,435,495	5,435,495	5,435,495	5,435,495	4,927,299	4,927,299	4,927,299	4,927,299	4,551,675	4,551,675	4,551,675	4,419,102
312	20206	- CHP HRSGs	4,137,000	6,024,195	6,099,497	6,177,435	6,256,369	5,890,464	5,964,913	6,041,131	5,816,944	5,351,415	5,351,415	5,351,415	5,351,415	4,851,079	4,851,079	4,851,079	4,851,079	4,481,266	4,481,266	4,481,266	4,350,744
484	20386	- CHP Phase 2 Turbine	3,929,000	5,721,310	5,792,827	5,866,846	5,941,812	5,594,303	5,665,009	5,737,395	5,524,480	5,082,356	5,082,356	5,082,356	5,082,356	4,607,177	4,607,177	4,607,177	4,607,177	4,255,957	4,255,957	4,255,957	4,131,997
283	20177	- CRUSHER & MOBILE TRUCK - MP	3,186,000	4,639,373	4,697,365	4,757,387	4,818,176	4,536,383	4,593,718	4,652,416	4,479,764	4,121,249	4,121,249	4,121,249	4,121,249	3,735,929	3,735,929	3,735,929	3,735,929	3,451,127	3,451,127	3,451,127	3,350,609

Molycorp
Valuation of Certain Assets of Molycorp
Detail – Mountain Pass Site			Stipulated Loss Values – Adjusted Rent Schedule
Valuation Date: August 1, 2014				Year 1				Year 2				Year 3				Year 4				Year 5

D&P No.	Asset	Asset description	Fair Value	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
407	20308	- WATER TREATMENT Multiple Equipment	3,173,000	4,620,442	4,678,198	4,737,975	4,798,516	4,517,873	4,574,974	4,633,432	4,461,485	4,104,433	4,104,433	4,104,433	4,104,433	3,720,685	3,720,685	3,720,685	3,720,685	3,437,045	3,437,045	3,437,045	3,336,937
511	20413	- SRU A400 Caustic Unit Caustic Evap Package PH1	3,192,000	4,648,110	4,706,211	4,766,346	4,827,249	4,544,926	4,602,369	4,661,177	4,488,201	4,129,010	4,129,010	4,129,010	4,129,010	3,742,965	3,742,965	3,742,965	3,742,965	3,457,626	3,457,626	3,457,626	3,356,919
331	20225	- MILL Ball Mill	2,703,000	3,936,040	3,985,241	4,036,163	4,087,736	3,848,664	3,897,307	3,947,106	3,800,628	3,496,464	3,496,464	3,496,464	3,496,464	3,169,559	3,169,559	3,169,559	3,169,559	2,927,934	2,927,934	2,927,934	2,842,654
515	20417	- SRU A700 Bleach Plant/ Bleach Filtration Scrubber	2,879,000	4,192,327	4,244,731	4,298,969	4,353,901	4,099,262	4,151,072	4,204,113	4,048,098	3,724,129	3,724,129	3,724,129	3,724,129	3,375,938	3,375,938	3,375,938	3,375,938	3,118,580	3,118,580	3,118,580	3,027,747
506	20408	- SRU A300 Electrolysis/cell/Xformer Rectifer -A	2,726,000	3,969,532	4,019,151	4,070,507	4,122,519	3,881,413	3,930,469	3,980,692	3,832,968	3,526,216	3,526,216	3,526,216	3,526,216	3,196,529	3,196,529	3,196,529	3,196,529	2,952,848	2,952,848	2,952,848	2,866,842
508	20410	- SRU A300 Electrolysis/cell/Xformer Rectifier - B	2,726,000	3,969,532	4,019,151	4,070,507	4,122,519	3,881,413	3,930,469	3,980,692	3,832,968	3,526,216	3,526,216	3,526,216	3,526,216	3,196,529	3,196,529	3,196,529	3,196,529	2,952,848	2,952,848	2,952,848	2,866,842
398	20299	- WATER TREATMENT Weak Acid Cation Vessels	2,526,000	3,678,297	3,724,276	3,771,864	3,820,060	3,596,643	3,642,100	3,688,638	3,551,753	3,267,506	3,267,506	3,267,506	3,267,506	2,962,008	2,962,008	2,962,008	2,962,008	2,736,204	2,736,204	2,736,204	2,656,509
486	20388	- Mill & Flotation Elictrical & Instrumentation	2,706,000	3,940,409	3,989,664	4,040,643	4,092,273	3,852,936	3,901,633	3,951,487	3,804,847	3,500,345	3,500,345	3,500,345	3,500,345	3,173,077	3,173,077	3,173,077	3,173,077	2,931,183	2,931,183	2,931,183	2,845,809
485	20387	- CHP PH 2 Equipment / Pumps / Gen. / Boiler	2,525,000	3,676,841	3,722,802	3,770,371	3,818,548	3,595,219	3,640,659	3,687,178	3,550,347	3,266,213	3,266,213	3,266,213	3,266,213	2,960,835	2,960,835	2,960,835	2,960,835	2,735,121	2,735,121	2,735,121	2,655,457
397	20298	- WATER TREATMENT Multimedia F1lters	2,251,000	3,277,849	3,318,822	3,361,230	3,404,179	3,205,084	3,245,593	3,287,065	3,165,081	2,911,780	2,911,780	2,911,780	2,911,780	2,639,540	2,639,540	2,639,540	2,639,540	2,438,320	2,438,320	2,438,320	2,367,301
510	20412	- SRU A300 Electrolysis/cell/Xformer	1,891,000	2,753,626	2,788,047	2,823,672	2,859,752	2,692,499	2,726,529	2,761,368	2,658,893	2,446,102	2,446,102	2,446,102	2,446,102	2,217,402	2,217,402	2,217,402	2,217,402	2,048,362	2,048,362	2,048,362	1,988,701
1490	90002	- CHP Phase 2 Turbine	1,965,000	2,861,383	2,897,151	2,934,170	2,971,662	2,797,864	2,833,225	2,869,428	2,762,943	2,541,825	2,541,825	2,541,825	2,541,825	2,304,175	2,304,175	2,304,175	2,304,175	2,128,520	2,128,520	2,128,520	2,066,524
431	20332	- SXI Heavies Separation MixerSettler	1,216,000	1,770,708	1,792,842	1,815,751	1,838,952	1,731,401	1,753,284	1,775,687	1,709,791	1,572,956	1,572,956	1,572,956	1,572,956	1,425,891	1,425,891	1,425,891	1,425,891	1,317,191	1,317,191	1,317,191	1,278,826
348	20242	- MILL Reagent System Flocculant System	1,544,000	2,248,334	2,276,438	2,305,526	2,334,985	2,198,423	2,226,209	2,254,655	2,170,984	1,997,241	1,997,241	1,997,241	1,997,241	1,810,507	1,810,507	1,810,507	1,810,507	1,672,486	1,672,486	1,672,486	1,623,773
446	20347	- SXI SXI MixerSettler	1,136,000	1,654,214	1,674,892	1,696,294	1,717,968	1,617,493	1,637,936	1,658,865	1,597,304	1,469,472	1,469,472	1,469,472	1,469,472	1,332,083	1,332,083	1,332,083	1,332,083	1,230,534	1,230,534	1,230,534	1,194,693
396	20297	- WATER TREATMENT Multiflo Clarifer	1,385,000	2,016,802	2,042,012	2,068,104	2,094,530	1,972,031	1,996,955	2,022,472	1,947,418	1,791,566	1,791,566	1,791,566	1,791,566	1,624,062	1,624,062	1,624,062	1,624,062	1,500,255	1,500,255	1,500,255	1,456,558
340	20234	- MILL Flotation Cells	1,255,000	1,827,499	1,850,343	1,873,986	1,897,932	1,786,931	1,809,515	1,832,637	1,764,628	1,623,405	1,623,405	1,623,405	1,623,405	1,471,623	1,471,623	1,471,623	1,471,623	1,359,436	1,359,436	1,359,436	1,319,841
499	20401	- SRU A100 Raw Brine	1,258,000	1,831,868	1,854,766	1,878,466	1,902,469	1,791,202	1,813,841	1,837,018	1,768,846	1,627,285	1,627,285	1,627,285	1,627,285	1,475,141	1,475,141	1,475,141	1,475,141	1,362,686	1,362,686	1,362,686	1,322,996
519	20421	- SRU A850 Utilities Cooling Tower	1,186,000	1,727,023	1,748,611	1,770,954	1,793,583	1,688,685	1,710,028	1,731,879	1,667,608	1,534,150	1,534,150	1,534,150	1,534,150	1,390,713	1,390,713	1,390,713	1,390,713	1,284,695	1,284,695	1,284,695	1,247,276
496	20398	- SRU A50 General 480 V MCC 1	1,177,000	1,713,918	1,735,342	1,757,515	1,779,973	1,675,870	1,697,052	1,718,736	1,654,954	1,522,508	1,522,508	1,522,508	1,522,508	1,380,160	1,380,160	1,380,160	1,380,160	1,274,946	1,274,946	1,274,946	1,237,811
1491	90003	- CHP PH 2 Equipment / Pumps / Gen. / Boiler	886,000	1,290,171	1,306,298	1,322,990	1,339,894	1,261,530	1,277,475	1,293,798	1,245,785	1,146,085	1,146,085	1,146,085	1,146,085	1,038,931	1,038,931	1,038,931	1,038,931	959,730	959,730	959,730	931,776
405	20306	- WATER TREATMENT Motor Control Center	763,000	1,111,061	1,124,950	1,139,324	1,153,882	1,086,397	1,100,128	1,114,185	1,072,837	986,978	986,978	986,978	986,978	894,700	894,700	894,700	894,700	826,494	826,494	826,494	802,421
402	20303	- WATER TREATMENT Chemical Feed Skids	740,000	1,077,569	1,091,039	1,104,980	1,119,099	1,053,648	1,066,965	1,080,599	1,040,498	957,227	957,227	957,227	957,227	867,730	867,730	867,730	867,730	801,580	801,580	801,580	778,233
432	20333	- SXI SXH MixerSettler 2	536,000	780,510	790,266	800,364	810,591	763,183	772,829	782,704	753,658	693,343	693,343	693,343	693,343	628,518	628,518	628,518	628,518	580,604	580,604	580,604	563,693
282	20176	- SD-2 CAT FRONT SHOVEL MODEL 6015	627,000	913,022	924,434	936,247	948,210	892,753	904,037	915,588	881,611	811,056	811,056	811,056	811,056	735,225	735,225	735,225	735,225	679,177	679,177	679,177	659,395
507	20409	- SRU A300 Electrolysis/cell/Xformer Buss Bars - A	707,000	1,029,516	1,042,384	1,055,704	1,069,193	1,006,661	1,019,384	1,032,410	994,097	914,540	914,540	914,540	914,540	829,034	829,034	829,034	829,034	765,834	765,834	765,834	743,528
284	20178	- CRUSHER CONVEYOR	535,000	779,053	788,792	798,871	809,078	761,759	771,387	781,244	752,252	692,049	692,049	692,049	692,049	627,345	627,345	627,345	627,345	579,521	579,521	579,521	562,641
526	20429	- Brine Pipe Line fr Area 305 to Evap Pond	692,000	1,007,673	1,020,269	1,033,306	1,046,509	985,304	997,757	1,010,506	973,006	895,136	895,136	895,136	895,136	811,445	811,445	811,445	811,445	749,586	749,586	749,586	727,753
494	20396	- SRU A50 General Unit Sub Station	659,000	959,619	971,614	984,029	996,603	938,317	950,176	962,317	926,605	852,449	852,449	852,449	852,449	772,749	772,749	772,749	772,749	713,840	713,840	713,840	693,048
317	20211	- CHP Diesel Generator	637,000	927,583	939,178	951,179	963,333	906,992	918,455	930,191	895,672	823,991	823,991	823,991	823,991	746,951	746,951	746,951	746,951	690,009	690,009	690,009	669,911

Molycorp
Valuation of Certain Assets of Molycorp
Detail – Mountain Pass Site			Stipulated Loss Values – Adjusted Rent Schedule
Valuation Date: August 1, 2014				Year 1				Year 2				Year 3				Year 4				Year 5

D&P No.	Asset	Asset description	Fair Value	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
509	20411	- SRU A300 Electrolysis/cell/Xformer Chlorate Reacto	557,000	811,089	821,228	831,721	842,349	793,084	803,108	813,370	783,185	720,507	720,507	720,507	720,507	653,143	653,143	653,143	653,143	603,351	603,351	603,351	585,778
338	20232	- MILL Tailings Filter Press Conc Filter Press	303,000	441,221	446,736	452,444	458,226	431,426	436,879	442,461	426,042	391,946	391,946	391,946	391,946	355,300	355,300	355,300	355,300	328,215	328,215	328,215	318,655
298	20192	- CRUSHER ALLOCATION MP	493,000	717,894	726,868	736,156	745,562	701,958	710,830	719,912	693,196	637,720	637,720	637,720	637,720	578,096	578,096	578,096	578,096	534,026	534,026	534,026	518,471
403	20304	- WATER TREATMENT FRP Tanks	504,000	733,912	743,086	752,581	762,197	717,620	726,690	735,975	708,663	651,949	651,949	651,949	651,949	590,994	590,994	590,994	590,994	545,941	545,941	545,941	530,040
448	20349	- SXI FRP Tanks	459,000	668,384	676,739	685,386	694,144	653,547	661,807	670,263	645,390	593,739	593,739	593,739	593,739	538,227	538,227	538,227	538,227	497,196	497,196	497,196	482,715
447	20348	- SXI FRP Tanks	437,000	636,348	644,303	652,535	660,873	622,222	630,086	638,137	614,456	565,281	565,281	565,281	565,281	512,430	512,430	512,430	512,430	473,366	473,366	473,366	459,578
321	20215	- CHP Load Banks	425,000	618,874	626,610	634,617	642,726	605,136	612,784	620,614	597,583	549,759	549,759	549,759	549,759	498,358	498,358	498,358	498,358	460,367	460,367	460,367	446,958
514	20416	- SRU A500 HCL Synthesis / Storage	434,000	631,980	639,880	648,056	656,337	617,951	625,761	633,757	610,238	561,401	561,401	561,401	561,401	508,912	508,912	508,912	508,912	470,116	470,116	470,116	456,423
521	20423	- SRU A850 Utilities SRU Waste Collection Tank	444,000	646,542	654,623	662,988	671,459	632,189	640,179	648,359	624,299	574,336	574,336	574,336	574,336	520,638	520,638	520,638	520,638	480,948	480,948	480,948	466,940
297	20191	- CRUSHER-MECH & ELECT MP	339,000	493,643	499,814	506,200	512,668	482,685	488,785	495,031	476,660	438,513	438,513	438,513	438,513	397,514	397,514	397,514	397,514	367,210	367,210	367,210	356,515
498	20400	- SRU A100 Raw Brine Saturator	378,000	550,434	557,314	564,436	571,648	538,215	545,017	551,982	531,497	488,962	488,962	488,962	488,962	443,246	443,246	443,246	443,246	409,456	409,456	409,456	397,530
502	20404	- SRU A200 Brine Treatment Filtered Brine Tank	387,000	563,540	570,584	577,875	585,259	551,030	557,994	565,124	544,152	500,604	500,604	500,604	500,604	453,799	453,799	453,799	453,799	419,205	419,205	419,205	406,995
503	20405	- SRU A200 Brine Treatment Polished Brine Tank	386,000	562,083	569,109	576,381	583,746	549,606	556,552	563,664	542,746	499,310	499,310	499,310	499,310	452,627	452,627	452,627	452,627	418,121	418,121	418,121	405,943
520	20422	- SRU A850 Utilities Paste Tails Collection Tank	346,000	503,836	510,134	516,653	523,254	492,652	498,878	505,253	486,503	447,568	447,568	447,568	447,568	405,722	405,722	405,722	405,722	374,793	374,793	374,793	363,877
500	20402	- SRU A200 Brine Treatment Precip 2 Tank # 1	343,000	499,468	505,711	512,173	518,718	488,380	494,553	500,872	482,285	443,687	443,687	443,687	443,687	402,205	402,205	402,205	402,205	371,543	371,543	371,543	360,722
495	20397	- SRU A50 General Switch Gear	341,000	496,556	502,763	509,187	515,693	485,533	491,669	497,952	479,473	441,100	441,100	441,100	441,100	399,859	399,859	399,859	399,859	369,377	369,377	369,377	358,618
518	20420	- SRU A800 Brine Evaporation	315,000	458,695	464,429	470,363	476,373	448,512	454,181	459,985	442,915	407,468	407,468	407,468	407,468	369,371	369,371	369,371	369,371	341,213	341,213	341,213	331,275
497	20399	SRU A50 General Switch , Rectifiers	320,000	465,976	471,801	477,829	483,935	455,632	461,390	467,286	449,945	413,936	413,936	413,936	413,936	375,235	375,235	375,235	375,235	346,629	346,629	346,629	336,533
501	20403	SRU A200 Brine Treatment Precip Tank #2	311,000	452,870	458,531	464,390	470,324	442,817	448,414	454,144	437,290	402,294	402,294	402,294	402,294	364,681	364,681	364,681	364,681	336,880	336,880	336,880	327,068
512	20414	SRU A400 Caustic Unit	296,000	431,028	436,416	441,992	447,640	421,459	426,786	432,239	416,199	382,891	382,891	382,891	382,891	347,092	347,092	347,092	347,092	320,632	320,632	320,632	311,293
434	20335	SXI FRP Tanks	291,000	423,747	429,044	434,526	440,078	414,340	419,577	424,938	409,169	376,423	376,423	376,423	376,423	341,229	341,229	341,229	341,229	315,216	315,216	315,216	306,035
395	20296	WATER TREATMENT Filter Press	158,000	230,076	232,952	235,928	238,943	224,968	227,812	230,722	222,160	204,381	204,381	204,381	204,381	185,272	185,272	185,272	185,272	171,148	171,148	171,148	166,163
406	20307	WATER TREATMENT PLC	142,000	206,777	209,362	212,037	214,746	202,187	204,742	207,358	199,663	183,684	183,684	183,684	183,684	166,510	166,510	166,510	166,510	153,817	153,817	153,817	149,337
316	20210	CHP Centrifugal Chillers	239,000	348,026	352,376	356,879	361,439	340,300	344,601	349,004	336,053	309,158	309,158	309,158	309,158	280,253	280,253	280,253	280,253	258,889	258,889	258,889	251,348
435	20336	SXI FRP Tanks	239,000	348,026	352,376	356,879	361,439	340,300	344,601	349,004	336,053	309,158	309,158	309,158	309,158	280,253	280,253	280,253	280,253	258,889	258,889	258,889	251,348
351	20246	MILL Other Sump Pump Tank	232,000	337,833	342,055	346,426	350,853	330,333	334,508	338,782	326,210	300,103	300,103	300,103	300,103	272,045	272,045	272,045	272,045	251,306	251,306	251,306	243,987
400	20301	WATER TREATMENT Clean -in-place Skids	194,000	282,498	286,029	289,684	293,385	276,227	279,718	283,292	272,779	250,949	250,949	250,949	250,949	227,486	227,486	227,486	227,486	210,144	210,144	210,144	204,023
339	20233	MILL Concentrate Thickener	199,000	289,779	293,401	297,150	300,947	283,346	286,927	290,593	279,809	257,416	257,416	257,416	257,416	233,349	233,349	233,349	233,349	215,560	215,560	215,560	209,282
401	20302	WATER TREATMENT Sludge Clarifier	172,000	250,462	253,593	256,833	260,115	244,902	247,997	251,166	241,845	222,491	222,491	222,491	222,491	201,689	201,689	201,689	201,689	186,313	186,313	186,313	180,887
332	20226	MILL Bridge Crane	175,000	254,831	258,016	261,313	264,652	249,174	252,323	255,547	246,064	226,371	226,371	226,371	226,371	205,206	205,206	205,206	205,206	189,563	189,563	189,563	184,042
334	20228	MILL Crushing Systems	167,000	243,181	246,221	249,367	252,553	237,783	240,788	243,865	234,815	216,023	216,023	216,023	216,023	195,826	195,826	195,826	195,826	180,897	180,897	180,897	175,628
343	20237	MILL Tank Agitator, Flotation	132,000	192,215	194,618	197,105	199,623	187,948	190,324	192,755	185,602	170,749	170,749	170,749	170,749	154,784	154,784	154,784	154,784	142,985	142,985	142,985	138,820
404	20305	WATER TREATMENT Bolted Steel Tanks	166,000	241,725	244,747	247,874	251,041	236,359	239,346	242,405	233,409	214,729	214,729	214,729	214,729	194,653	194,653	194,653	194,653	179,814	179,814	179,814	174,577
313	20207	CHP Boiler Feedwater Pumps	118,000	171,829	173,976	176,200	178,451	168,014	170,138	172,312	165,917	152,639	152,639	152,639	152,639	138,368	138,368	138,368	138,368	127,820	127,820	127,820	124,097
315	20209	CHP Deaerator	117,000	170,372	172,502	174,706	176,939	166,590	168,696	170,851	164,511	151,345	151,345	151,345	151,345	137,195	137,195	137,195	137,195	126,736	126,736	126,736	123,045

Molycorp
Valuation of Certain Assets of Molycorp
Detail – Mountain Pass Site			Stipulated Loss Values – Adjusted Rent Schedule
Valuation Date: August 1, 2014				Year 1				Year 2				Year 3				Year 4				Year 5

D&P No.	Asset	Asset description	Fair Value	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
492	20394	Mill Lab Equip	116,000	168,916	171,028	173,213	175,426	165,166	167,254	169,391	163,105	150,052	150,052	150,052	150,052	136,023	136,023	136,023	136,023	125,653	125,653	125,653	121,993
345	20239	MILL Ball Mill & Mill Feed Slurry Pumps	110,000	160,179	162,181	164,254	166,353	156,623	158,603	160,630	154,669	142,290	142,290	142,290	142,290	128,987	128,987	128,987	128,987	119,154	119,154	119,154	115,683
346	20240	MILL Mill Flotation Sump Pumps	106,000	154,355	156,284	158,281	160,303	150,928	152,836	154,788	149,044	137,116	137,116	137,116	137,116	124,296	124,296	124,296	124,296	114,821	114,821	114,821	111,477
342	20236	MILL Froth Pumps	104,000	151,442	153,335	155,294	157,279	148,080	149,952	151,868	146,232	134,529	134,529	134,529	134,529	121,951	121,951	121,951	121,951	112,654	112,654	112,654	109,373
449	20350	SXI Mag Drive Pumps	101,000	147,074	148,912	150,815	152,742	143,809	145,626	147,487	142,014	130,649	130,649	130,649	130,649	118,433	118,433	118,433	118,433	109,405	109,405	109,405	106,218
318	20212	CHP Cooling Towers	102,000	148,530	150,386	152,308	154,254	145,233	147,068	148,947	143,420	131,942	131,942	131,942	131,942	119,606	119,606	119,606	119,606	110,488	110,488	110,488	107,270
309	20203	CHP Epoxy Coated Treated Water Tank	83,000	120,863	122,373	123,937	125,521	118,179	119,673	121,202	116,704	107,365	107,365	107,365	107,365	97,326	97,326	97,326	97,326	89,907	89,907	89,907	87,288
307	20201	CHP Condensate Storage Tank	70,000	101,932	103,206	104,525	105,861	99,669	100,929	102,219	98,425	90,548	90,548	90,548	90,548	82,083	82,083	82,083	82,083	75,825	75,825	75,825	73,617
341	20235	MILL Flotation Blowers	60,000	87,370	88,463	89,593	90,738	85,431	86,511	87,616	84,365	77,613	77,613	77,613	77,613	70,356	70,356	70,356	70,356	64,993	64,993	64,993	63,100
437	20338	SXI Used Heat Exchanger	58,000	84,458	85,514	86,607	87,713	82,583	83,627	84,696	81,553	75,026	75,026	75,026	75,026	68,011	68,011	68,011	68,011	62,827	62,827	62,827	60,997
308	20202	CHP Aqueous Ammonia Storage Tanks	62,000	90,283	91,411	92,579	93,762	88,279	89,394	90,537	87,177	80,200	80,200	80,200	80,200	72,702	72,702	72,702	72,702	67,159	67,159	67,159	65,203
350	20245	MILL Concentrate Water Screw Feeder	54,000	78,633	79,616	80,634	81,664	76,888	77,860	78,855	75,928	69,852	69,852	69,852	69,852	63,321	63,321	63,321	63,321	58,494	58,494	58,494	56,790
436	20337	SXI Mag Drive Pumps	48,000	69,896	70,770	71,674	72,590	68,345	69,209	70,093	67,492	62,090	62,090	62,090	62,090	56,285	56,285	56,285	56,285	51,994	51,994	51,994	50,480
523	20425	SRU Metrohm Autotitrator	43,000	62,616	63,398	64,208	65,029	61,226	61,999	62,792	60,461	55,623	55,623	55,623	55,623	50,422	50,422	50,422	50,422	46,578	46,578	46,578	45,222
352	20247	MILL Air Receivers	40,000	58,247	58,975	59,729	60,492	56,954	57,674	58,411	56,243	51,742	51,742	51,742	51,742	46,904	46,904	46,904	46,904	43,329	43,329	43,329	42,067
516	20418	SRU A700 Bleach Plant/ Bleach Filtration	42,000	61,159	61,924	62,715	63,516	59,802	60,557	61,331	59,055	54,329	54,329	54,329	54,329	49,250	49,250	49,250	49,250	45,495	45,495	45,495	44,170
333	20227	MILL Ball Mill Cyclone System	38,000	55,335	56,026	56,742	57,467	54,106	54,790	55,490	53,431	49,155	49,155	49,155	49,155	44,559	44,559	44,559	44,559	41,162	41,162	41,162	39,963
336	20230	MILL Ball Mill Sump Pump Tank	40,000	58,247	58,975	59,729	60,492	56,954	57,674	58,411	56,243	51,742	51,742	51,742	51,742	46,904	46,904	46,904	46,904	43,329	43,329	43,329	42,067
549	20452	Mill Misc Equipments Improvements	38,000	55,335	56,026	56,742	57,467	54,106	54,790	55,490	53,431	49,155	49,155	49,155	49,155	44,559	44,559	44,559	44,559	41,162	41,162	41,162	39,963
1461	60841	Rockwell Automation - CIP	28,000	40,773	41,283	41,810	42,344	39,868	40,372	40,888	39,370	36,219	36,219	36,219	36,219	32,833	32,833	32,833	32,833	30,330	30,330	30,330	29,447
452	20353	SXI Heat Exchangers	32,000	46,598	47,180	47,783	48,393	45,563	46,139	46,729	44,994	41,394	41,394	41,394	41,394	37,523	37,523	37,523	37,523	34,663	34,663	34,663	33,653
543	20446	SRU CA Back-up Air Compressor	34,000	49,510	50,129	50,769	51,418	48,411	49,023	49,649	47,807	43,981	43,981	43,981	43,981	39,869	39,869	39,869	39,869	36,829	36,829	36,829	35,757
349	20243	MILL Reclaim Water Pumps	30,000	43,685	44,231	44,796	45,369	42,715	43,255	43,808	42,182	38,806	38,806	38,806	38,806	35,178	35,178	35,178	35,178	32,496	32,496	32,496	31,550
319	20213	CHP Water Filtration System	28,000	40,773	41,283	41,810	42,344	39,868	40,372	40,888	39,370	36,219	36,219	36,219	36,219	32,833	32,833	32,833	32,833	30,330	30,330	30,330	29,447
524	20426	GC Carle 400	30,000	43,685	44,231	44,796	45,369	42,715	43,255	43,808	42,182	38,806	38,806	38,806	38,806	35,178	35,178	35,178	35,178	32,496	32,496	32,496	31,550
344	20238	MILL Concentrate Thickener Underflow Pumps	28,000	40,773	41,283	41,810	42,344	39,868	40,372	40,888	39,370	36,219	36,219	36,219	36,219	32,833	32,833	32,833	32,833	30,330	30,330	30,330	29,447
347	20241	MILL Pumps: Wash Water, Filtrate, Overflow	27,000	39,317	39,808	40,317	40,832	38,444	38,930	39,427	37,964	34,926	34,926	34,926	34,926	31,660	31,660	31,660	31,660	29,247	29,247	29,247	28,395
353	20248	MILL Indoor Gas Unit Heaters	22,000	32,036	32,436	32,851	33,271	31,325	31,721	32,126	30,934	28,458	28,458	28,458	28,458	25,797	25,797	25,797	25,797	23,831	23,831	23,831	23,137
441	20342	SXI Scrubber Blower	19,000	27,667	28,013	28,371	28,734	27,053	27,395	27,745	26,715	24,577	24,577	24,577	24,577	22,280	22,280	22,280	22,280	20,581	20,581	20,581	19,982
337	20231	MILL Ball Mill Disconnect Switch	20,000	29,123	29,488	29,864	30,246	28,477	28,837	29,205	28,122	25,871	25,871	25,871	25,871	23,452	23,452	23,452	23,452	21,664	21,664	21,664	21,033
530	20433	Mobile Pump Skid	16,000	23,299	23,590	23,891	24,197	22,782	23,070	23,364	22,497	20,697	20,697	20,697	20,697	18,762	18,762	18,762	18,762	17,331	17,331	17,331	16,827
330	20224	MILL Switches	13,000	18,930	19,167	19,412	19,660	18,510	18,744	18,983	18,279	16,816	16,816	16,816	16,816	15,244	15,244	15,244	15,244	14,082	14,082	14,082	13,672
451	20352	SXI Sump Pumps	11,000	16,018	16,218	16,425	16,635	15,662	15,860	16,063	15,467	14,229	14,229	14,229	14,229	12,899	12,899	12,899	12,899	11,915	11,915	11,915	11,568
335	20229	MILL Mill Flotation Sump Pumps	10,000	14,562	14,744	14,932	15,123	14,238	14,418	14,603	14,061	12,935	12,935	12,935	12,935	11,726	11,726	11,726	11,726	10,832	10,832	10,832	10,517
444	20345	SXI Charcoal Absorption Columns	7,000	10,193	10,321	10,453	10,586	9,967	10,093	10,222	9,843	9,055	9,055	9,055	9,055	8,208	8,208	8,208	8,208	7,583	7,583	7,583	7,362
314	20208	CHP Boiler Feedwater Pumps Piping	8,000	11,649	11,795	11,946	12,098	11,391	11,535	11,682	11,249	10,348	10,348	10,348	10,348	9,381	9,381	9,381	9,381	8,666	8,666	8,666	8,413
450	20351	SXI Heat Exchangers	7,000	10,193	10,321	10,453	10,586	9,967	10,093	10,222	9,843	9,055	9,055	9,055	9,055	8,208	8,208	8,208	8,208	7,583	7,583	7,583	7,362
433	20334	SXI SXH MixerSettler 2	5,000	7,281	7,372	7,466	7,561	7,119	7,209	7,301	7,030	6,468	6,468	6,468	6,468	5,863	5,863	5,863	5,863	5,416	5,416	5,416	5,258
440	20341	SXI One 2 Ton Capacity Electric Chain Hoist	7,000	10,193	10,321	10,453	10,586	9,967	10,093	10,222	9,843	9,055	9,055	9,055	9,055	8,208	8,208	8,208	8,208	7,583	7,583	7,583	7,362
354	20249	MILL Seal Water Pumps	6,000	8,737	8,846	8,959	9,074	8,543	8,651	8,762	8,436	7,761	7,761	7,761	7,761	7,036	7,036	7,036	7,036	6,499	6,499	6,499	6,310

Molycorp
Valuation of Certain Assets of Molycorp
Detail – Mountain Pass Site			Stipulated Loss Values – Adjusted Rent Schedule
Valuation Date: August 1, 2014				Year 1				Year 2				Year 3				Year 4				Year 5

D&P No.	Asset	Asset description	Fair Value	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
541	20444	- SXI Raff Organic Skim	6,000	8,737	8,846	8,959	9,074	8,543	8,651	8,762	8,436	7,761	7,761	7,761	7,761	7,036	7,036	7,036	7,036	6,499	6,499	6,499	6,310
439	20340	- SXI Refurbishing used heat exchangers	5,000	7,281	7,372	7,466	7,561	7,119	7,209	7,301	7,030	6,468	6,468	6,468	6,468	5,863	5,863	5,863	5,863	5,416	5,416	5,416	5,258
443	20344	- SXI Sump Pumps	5,000	7,281	7,372	7,466	7,561	7,119	7,209	7,301	7,030	6,468	6,468	6,468	6,468	5,863	5,863	5,863	5,863	5,416	5,416	5,416	5,258
320	20214	- CHP Seal Flush Plan	4,000	5,825	5,898	5,973	6,049	5,695	5,767	5,841	5,624	5,174	5,174	5,174	5,174	4,690	4,690	4,690	4,690	4,333	4,333	4,333	4,207
438	20339	- SXI Static Mixers for SXHSXI	2,000	2,912	2,949	2,986	3,025	2,848	2,884	2,921	2,812	2,587	2,587	2,587	2,587	2,345	2,345	2,345	2,345	2,166	2,166	2,166	2,103
442	20343	- SXI Heat Exchangers	2,000	2,912	2,949	2,986	3,025	2,848	2,884	2,921	2,812	2,587	2,587	2,587	2,587	2,345	2,345	2,345	2,345	2,166	2,166	2,166	2,103
355	20251	- MILL Filter Cloth	1,000	1,456	1,474	1,493	1,512	1,424	1,442	1,460	1,406	1,294	1,294	1,294	1,294	1,173	1,173	1,173	1,173	1,083	1,083	1,083	1,052
445	20346	- SXI Toe Plate Angle clips	1,000	1,456	1,474	1,493	1,512	1,424	1,442	1,460	1,406	1,294	1,294	1,294	1,294	1,173	1,173	1,173	1,173	1,083	1,083	1,083	1,052
			139,833,000	203,621,280	206,166,546	208,800,896	211,468,908	199,101,093	201,617,510	204,193,734	196,616,085	180,880,915	180,880,915	180,880,915	180,880,915	163,969,285	163,969,285	163,969,285	163,969,285	151,469,385	151,469,385	151,469,385	147,057,655

EXHIBIT E

LIST OF PROJECT DOCUMENTS

Extended Service Agreement, dated as of May 22, 2012, by and between Lessee and Solar Turbines Incorporated, a Delaware corporation.

Operations & Maintenance Agreement, dated as of October 18, 2012, between Lessee and Veolia Water Americas-Industrial Business Group, a division of Veolia Water North America Operating Services, LLC, a Delaware limited liability company, as amended by Amendment #1 to Operations & Maintenance Agreement, dated as of May 28, 2013 and as further amended by Amendment #2 to Operations & Maintenance Agreement, dated as of June 7, 2013.

EXHIBIT F

LIST OF WARRANTIES

None, other than the warranties provided under the Project Documents

EXHIBIT G

GUARANTORS
Guarantors:

Molycorp Luxembourg Holdings S.a.r.l.
MCP Exchangeco Inc.
MCP Callco ULC
MCP Canada Limited Partnership
Molycorp Minerals Canada ULC
MCP Canada Holdings ULC
Molycorp Rare Metals Holdings, Inc.
Molycorp Rare Metals (Utah), Inc.
Magnequench, Inc.
Magnequench Neo Powders Pte. Ltd.
Magnequench International, Inc.
Molycorp Chemicals & Oxides, Inc.
Molycorp Korea Inc.
Neo International Corp.
Neo Performance Materials (Singapore) Pte. Ltd.
Molycorp Chemicals & Oxides (Europe) Ltd
Molycorp Japan, Inc.
NMT Holdings GmbH
Magnequench Limited
Molycorp Silmet AS

PP IV Mountain Pass II, Inc.
PP IV Mountain Pass, Inc.
RCF IV Speedwagon Inc.
Molycorp Minerals, LLC
Molycorp Metals & Alloys, Inc.

Pledgees only:

Molycorp Rare Metals (Oklahoma), LLC
Xin Bao Investment Limited
Magnequench (Korat) Co., Ltd.